SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

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American Pacific Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN PACIFIC CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 11, 2014

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2014 annual meeting of stockholders of American Pacific Corporation, a Delaware corporation, (the “Company”), will be held Tuesday, March 11, 2014, at 11:00 a.m. Local Time, at the Las Vegas Country Club, Rotunda Room, 3000 Joe W. Brown Drive, Las Vegas, Nevada 89109, for the following purposes:

—

To elect Barbara Smith Campbell, C. Keith Rooker, Esq. and Charlotte E. Sibley as Class B directors until the annual meeting of stockholders in 2017 and until their respective successors have been duly elected and qualified.

—	To hold an annual advisory vote to approve the Company’s executive compensation.

—	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014.

—	To transact such other business that may properly come before the annual meeting of stockholders or any adjournments or postponements thereof.

Only stockholders of record at the close of business on January 14, 2014 may vote at the annual meeting of stockholders or any postponements or adjournments thereof. Whether or not you expect to attend the annual meeting of stockholders in person, we urge you to mark, sign, date and return the enclosed proxy card as promptly as possible in the provided postage-prepaid envelope to ensure your representation and the presence of a quorum at the annual meeting. Alternatively, you may vote via toll-free telephone call or the Internet by following the instructions on the proxy card. If you send in your proxy card or vote by telephone or the Internet, you may still decide to attend the annual meeting of stockholders and vote your shares in person. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors

/s/ Linda G. Ferguson

LINDA G. FERGUSON
Secretary

January 24, 2014

Las Vegas, Nevada

AMERICAN PACIFIC CORPORATION

3883 Howard Hughes Parkway, Suite 700

Las Vegas, Nevada 89169

PROXY STATEMENT

Annual Meeting of Stockholders of American Pacific Corporation to be held on March 11, 2014

Some Questions You May Have Regarding this Proxy Statement

Why am I receiving these materials?

American Pacific Corporation, a Delaware corporation (the “Company” or “we,” “our” or “us”), is providing you this proxy statement, the accompanying proxy card and a copy of our annual report to stockholders for the fiscal year ended September 30, 2013 (“Fiscal 2013”) in connection with our annual meeting of stockholders (the “Annual Meeting”), to be held on Tuesday, March 11, 2014, at 11:00 a.m., Local Time, at the Las Vegas Country Club, Rotunda Room, 3000 Joe W. Brown Drive, Las Vegas, Nevada 89109, or at any adjournments or postponements thereof. As a stockholder of the Company, you are cordially invited to attend the Annual Meeting and are entitled and requested to vote on the matters described in this proxy statement. The accompanying proxy is solicited on behalf of the board of directors (the “Board”) of the Company. This proxy statement and the accompanying proxy card are being first sent or given to our stockholders beginning on or about January 24, 2014.

What is a “proxy”?

A “proxy” allows someone else (the “proxy holder”) to vote your shares on your behalf. The Board is asking you to allow any of the persons named on the proxy card (Dr. Joseph Carleone, our President, Chief Executive Officer and Chairman of the Board, and Linda G. Ferguson, our Vice President-Administration and Secretary) to vote your shares at the Annual Meeting.

Who may vote at the meeting?

January 14, 2014 has been fixed as the record date for determining the holders of shares of our common stock entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date are entitled to attend and vote at the Annual Meeting. The only class of stock that is currently outstanding and that can be voted at the Annual Meeting is our common stock. Each outstanding share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. In particular, each share of our common stock outstanding on the record date is entitled to one vote on each of the three director nominees and one vote on each of the other matters to come before the Annual Meeting.

At the close of business on the record date, there were 7,997,913 shares of our common stock outstanding.

What matters will be voted on at the meeting and what is the vote required for each proposal?

The following matters are to be considered and voted on at the meeting:

—

Election of Barbara Smith Campbell, C. Keith Rooker, Esq. and Charlotte E. Sibley as Class B directors until the annual meeting of stockholders in 2017 and until their respective successors have been duly elected and qualified.

—	An annual advisory vote to approve the compensation of the Company’s named executive officers (the “NEOs”).

—	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014 (“Fiscal 2014”).

We will also consider any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof in accordance with Delaware law and our Amended and Restated By-laws.

The election of directors (Proposal No. 1) requires that each director receive a majority of the votes cast by those present in person or represented by proxy with respect to that director at the Annual Meeting. This means that the number of shares of stock voted “FOR” a director must exceed the number of votes cast “WITHHELD” for that director.

Each of Proposals No. 2 and 3 also requires the affirmative vote of a majority of the votes cast by those present in person or represented by proxy and cast on the applicable proposal.

How does the Board recommend I vote?

Please see the information included in this proxy statement relating to each of the matters to be voted on. Our Board recommends that you vote:

—

“FOR” the election of Barbara Smith Campbell, C. Keith Rooker, Esq. and Charlotte E. Sibley as Class B directors until the annual meeting of stockholders in 2017 and until their respective successors have been duly elected and qualified (Proposal No. 1);

—	“FOR” the approval, on an advisory basis, of the compensation of our NEOs (Proposal No. 2); and

—	“FOR” ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for Fiscal 2014 (Proposal No. 3).

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy to the proxy holders (Dr. Joseph Carleone and Linda G. Ferguson), they will have the discretion to vote your shares in their best judgment with respect to any additional matters properly brought before the Annual Meeting in accordance with Delaware law and our Amended and Restated By-laws. Moreover, if for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote proxies for such other candidate or candidates as may be nominated by the Board.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by using any of the following methods:

—

VOTE BY INTERNET: You may use the Internet to transmit your voting instructions by going to http://www.proxyvote.com up until 11:59 P.M., Eastern Time, on March 10, 2014. When voting by Internet, you will need to have your proxy card in hand when you access the website and you will need to follow the instructions to obtain your records and to create an electronic voting instruction form.

—

VOTE BY TELEPHONE: You may use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time, on March 10, 2014 by calling (800) 690-6903. You will need to have your proxy card in hand when you call and then follow the instructions.

—

VOTE BY MAIL: You may vote by marking, signing and dating your proxy card and promptly returning it in the postage-paid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, no later than March 10, 2014.

The persons named as your proxy holders on the proxy card will vote the shares represented by your proxy in accordance with the specifications you make. Please carefully consider the information contained in this proxy statement. Whether or not you expect to attend the Annual Meeting in person, we urge you to vote by Internet or telephone, or by signing, dating and returning the enclosed proxy card as promptly as possible in the postage-paid envelope provided, to ensure your representation and the presence of a quorum at the Annual Meeting. Stockholders of record desiring to vote in person at the Annual Meeting may vote on the ballot provided at the meeting.

Beneficial Owners. If your shares are held in a brokerage account, by a bank, by a trustee, or by another nominee, please follow the voting instructions provided by your broker or other nominee. Most brokers or other nominees permit their customers to vote by telephone or by Internet, in addition to voting by signing, dating and returning the voting instruction form in the postage-paid envelope provided.

Beneficial owners desiring to vote in person at the Annual Meeting will need to contact the broker, bank, trustee, or other nominee that is the holder of record of their shares to obtain a “legal proxy” to bring to the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record.” The Notice of Annual Meeting of Stockholders, this proxy statement and our annual report to stockholders for Fiscal 2013 have been sent directly to you.

If your shares are held in a brokerage account, by a bank, by a trustee, or by another nominee, you are considered the “beneficial owner” of those shares. The Notice of Annual Meeting of Stockholders, this proxy statement and our annual report to stockholders for Fiscal 2013 have been forwarded (or otherwise made available) to you by your broker, bank, trustee or nominee. As the beneficial owner of the shares, you have the right to direct your broker, bank, trustee or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

What constitutes a quorum, and why is a quorum required?

For business to be properly conducted and the vote of stockholders to be valid at the Annual Meeting, a quorum must be present. In order to have a quorum at the Annual Meeting, holders of a majority of our issued and outstanding shares of common stock as of the record date must be present, in person or by proxy, and entitled to vote. Shares represented at the Annual Meeting in person or by proxy but not voted, will nevertheless be counted for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

What will happen if I do not vote my shares?

Stockholders of Record. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker, bank, trustee or other nominee may vote your shares only on those proposals on which it has discretion to vote. See further below at “What are ‘broker non-votes’?”

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

—

“FOR” the election of Barbara Smith Campbell, C. Keith Rooker, Esq. and Charlotte E. Sibley as Class B directors until the annual meeting of stockholders in 2017 and until their respective successors have been duly elected and qualified (Proposal No. 1);

—	“FOR” the approval, on an advisory basis, of the compensation of our NEOs (Proposal No. 2);

—	“FOR” ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for Fiscal 2014 (Proposal No. 3).

No matter currently is expected to be considered at the Annual Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matters are properly brought before the Annual Meeting for action, it is intended that the shares of our common stock represented by proxies will be voted by the persons named as proxies in their discretion on such matters. Moreover, if for any reason any of our nominees is not available as a candidate for director, the persons named as proxies will vote for such other candidate or candidates as may be nominated by the Board.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker, bank, trustee or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the New York Stock Exchange, or NYSE, that govern brokers, brokers have the discretion to vote on routine matters but do not have discretion to vote on non-routine matters. Therefore, if you do not provide voting instructions to your broker, your broker may only vote your shares on some, but not all, of the proposals to come before the Annual Meeting. See further below at “What are ‘broker non-votes’?”

What are “broker non-votes”?

A broker non-vote occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Brokers are subject to the rules of the NYSE. The NYSE rules direct that certain matters submitted to a vote of stockholders are “routine” items and brokers generally may vote on these “routine” matters on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms. For “non-routine” proposals, brokers may not vote on the proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes”. Under current NYSE rules, the Company believes that Proposal No. 3 is considered a routine item. This means that brokers may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions. However, under current NYSE rules, the Company believes that brokers who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on Proposals No. 1 or 2. Accordingly, for beneficial stockholders, if you do not give your broker specific instructions, your shares may not be voted on such proposals.

What if I abstain?

In accordance with the Company’s Amended and Restated By-laws, shares that are voted “abstain” on a matter will not be counted as a vote cast for such matter and, accordingly, will not be included in determining the number of shares voted at the Annual Meeting with respect to such matter.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast on a particular proposal. Thus, an abstention or broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the votes on the proposals.

While our Restated Certificate of Incorporation, as amended, does not address the treatment of broker non-votes or abstentions, our Amended and Restated By-laws expressly provide that a share present at a meeting of stockholders, but for which there is an abstention or as to which a stockholder gives no authority or direction as to a particular proposal or director nominee, shall be counted as present for the purpose of establishing a quorum but shall not be counted as a vote cast.

Can I change or revoke my vote after I have delivered my proxy?

Stockholders of Record. Prior to the Annual Meeting, you may change your vote by submitting a later-dated proxy in one of the manners authorized and described in this proxy statement (such as via the Internet or by telephone). You may also give a written notice of revocation to our Secretary, so long as it is delivered to our Secretary at our principal executive offices, at 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169, prior to the beginning of the Annual Meeting, or given to our Secretary at the Annual Meeting prior to the time your proxy is voted at the Annual Meeting. You also may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person by ballot. However, the mere presence of a stockholder at the Annual Meeting will not revoke a proxy previously given unless you follow one of the revocation procedures referenced above.

Beneficial Owners. If you hold your shares through a broker, bank, trustee or other nominee, please follow the instructions provided by your broker or other nominee as to how you may change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Do I have to attend the Annual Meeting in person?

No, but stockholders are cordially invited to attend the Annual Meeting to be held on Tuesday, March 11, 2014, at 11:00 a.m., Local Time, at the Las Vegas Country Club, Rotunda Room, 3000 Joe W. Brown Drive, Las Vegas, Nevada 89109. Stockholders of record desiring to vote at the Annual Meeting should bring the enclosed proxy card, or may vote on a ballot provided at the meeting. Beneficial owners desiring to vote at the meeting will need to contact the broker, bank, trustee, or other nominee that holds their shares to obtain a “legal proxy” to bring to the Annual Meeting. For stockholders needing directions to the Annual Meeting, please call the Company’s Investor Relations Department, Telephone: (702) 735-2200.

Who will count the votes?

The final voting results will be tallied by the Inspector of Elections appointed by the Company in accordance with our Amended and Restated By-laws and Delaware law. The Inspector of Elections will separately tabulate affirmative and negative or withhold votes, abstentions and broker non-votes, as applicable. We have hired a third party, Broadridge Financial Solutions, Inc., to assist the Inspector of Elections in tabulating votes cast by proxy at the Annual Meeting.

Where can I find voting results of the meeting?

We will announce preliminary voting results at the Annual Meeting and intend to publish final results in a Form 8-K within 4 business days following the Annual Meeting.

Who will bear the cost for soliciting votes for the meeting?

We will bear all attendant costs in conjunction with proxy solicitation. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding such materials to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically or by facsimile or mail, or by other means, through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

Can I access the Company’s proxy statement and annual report to stockholders for Fiscal 2013 via the Internet?

Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy statement and annual report to stockholders for Fiscal 2013 (collectively, “proxy materials”) both by sending this full set of proxy materials as well as a proxy card and by notifying you of the availability of our proxy materials through the Internet. The SEC’s rules allow companies to avoid sending to their stockholders paper copies of their proxy materials if, instead, they furnish the proxy materials over the Internet (so called “e-proxy”) and mail to their stockholders a Notice of Internet Availability of Proxy Materials (an “Internet Availability Notice”). However, companies are not required to use e-proxy and, in lieu of doing so, may continue to send to stockholders a full set of their proxy materials. We have chosen to follow this latter approach. But, we are still obligated to provide you with the following notice:

Important Notice Regarding the Availability of Proxy Materials for the

Stockholders’ Meeting to Be Held on March 11, 2014

The Notice of Annual Meeting of Stockholders, proxy statement and annual report to stockholders for Fiscal 2013 are available at www.apfc.com on the “Annual Meeting of Stockholders” page of the “Investors” section. At this website, copies of the Notice of Annual Meeting of Stockholders, proxy statement and the annual report to stockholders for Fiscal 2013 are available free of charge.

Do I have a dissenters’ right of appraisal?

Under Delaware law, stockholders are not entitled to appraisal rights in connection with any of the matters in this proxy statement.

What is “householding” and how does it affect me?

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports to stockholders with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. Under this procedure, stockholders of record who have the same address and last name may receive only one copy of the Company’s proxy statement and annual report to stockholders, unless one or more of these stockholders notify us that they wish to continue receiving individual copies.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy statement or annual report to stockholders, and you wish to receive only a single copy of each of these documents for your household, please contact: American Pacific Corporation, 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169, Attention: Investor Relations Department, Telephone: (702) 735-2200.

If you participate in householding and wish to receive a separate copy of our proxy statement or annual report to stockholders, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Investor Relations Department as indicated above. The Company undertakes, upon oral or written request, to deliver promptly a separate copy of the Company’s annual report to stockholders or proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the applicable document was delivered.

Beneficial owners can request information about householding from their broker, bank, trustee, or other nominee.

Whom should I contact with other questions?

If you have additional questions about this proxy statement or the Annual Meeting or would like copies of this proxy statement, the form of proxy, the annual report to stockholders for Fiscal 2013 or our Annual Report on Form 10-K for Fiscal 2013, or would like copies of these documents relating to future stockholder meetings, please contact: American Pacific Corporation, 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169, Attention: Investor Relations Department, Telephone: (702) 735-2200. You can also email the Investor Relations Department to make such requests at investorrelations@apfc.com or access the following website address to make such request: www.apfc.com on the “Information Request” page of the “Investors” section.

How can I communicate with the Company’s Board?

You may send communications to the Board in care of our Secretary, 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169, or via email to: investorrelations@apfc.com. Please indicate whether your message is for the Board as a whole, a particular group or committee of directors, or an individual director. All such communications will be compiled by the Secretary and relayed promptly to the Board, applicable Board committee, or the individual director(s).

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

SIZE OF BOARD

Pursuant to our Restated Certificate of Incorporation, as amended, our Board shall not be less than three nor more than twelve directors and shall be divided into three classes, with such classes to be as nearly equal in number as possible. Currently the authorized number of directors is ten. During Fiscal 2013, our Board initially consisted of twelve members, divided into three Classes -- four Class A directors; four Class B directors; and four Class C directors. Dean M. Willard, a Class A director, retired from the Board effective December 31, 2012. Fred D. Gibson, Jr., a Class C director, and Jane L. Williams, a Class B director, each retired from the Board effective March 12, 2013. Effective as of the 2013 Annual Meeting, the size of the Board was reduced to ten members following Ian D. Haft’s election as a Class A director. Each class serves for a term of three years and until their successors are duly elected and qualified. Typically, one class is elected each year. At the Annual Meeting, three Class B directors are standing for election.

The Restated Certificate of Incorporation, as amended, requires that each director shall be elected by the vote of the majority of the votes cast with respect to that director. In the event a director who is running for election at an annual meeting does not receive the requisite amount of votes to be elected at such meeting, the incumbent director shall remain in office until the next annual meeting. At that time, two classes of nominees will stand for election, and so on, providing that the holdover nominees shall run only for the remainder of their term.

BOARD NOMINATIONS

The Corporate Governance Committee performs various functions, including, among others, those of a nominating committee. The Corporate Governance Committee considers multiple sources for identifying and evaluating nominees for directors, including referrals from current directors and stockholders. The Corporate Governance Committee will consider director candidates recommended by stockholders.

Nominations of persons for election to the Board may be made at a meeting of stockholders: (i) by or at the direction of the Board, (ii) by any nominating committee of the Board or committee of the Board performing similar functions, (iii) by any person appointed by the Board for such purpose or (iv) by any stockholder of the Company who is a stockholder of record at the time of giving of notice for such nomination, who shall be entitled to vote for the election of directors at the meeting and who complies with the timely notice procedures below.

Director candidate nominations from stockholders of the Company must be provided pursuant to the process set forth in the Company’s Amended and Restated By-laws as described below.

Nominations of directors by stockholders must be made pursuant to a timely notice in writing to the Secretary of the Company for bringing business before a meeting of stockholders. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company:

(a)

in the case of an annual meeting, not less than 90 calendar days nor more than 140 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the Company did not hold an annual meeting the previous year, or if the date of the annual meeting was changed by more than 30 days from the date of the previous year’s annual meeting, then to be timely such notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the later of 40 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting was first made; and

(b)

in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th calendar day following the day on which public announcement of the date of the special meeting was first made.

The stockholder’s notice shall set forth:

(a)

as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Company which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named, if applicable, in the proxy statement as a nominee and to serving as a director if elected);

(b)	as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the Company which are beneficially owned by the stockholder;

(c)

as to the stockholder giving the notice and any Stockholder Associated Person (as defined below), to the extent not set forth pursuant to the immediately preceding clause, whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, but not limited to, any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss or increase profit to or manage the risk or benefit of stock price changes for, or to increase or decrease the voting power of, such stockholder or any such Stockholder Associated Person with respect to any share of stock of the Company; and

(d)

as to the stockholder giving the notice and any Stockholder Associated Person, (i) whether and the extent to which any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company (a “Derivative Instrument”) is directly or indirectly beneficially owned, (ii) any rights to dividends on the shares of the Company owned beneficially by such stockholder that are separated or separable from the underlying shares of the Company, (iii) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (iv) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date).

For purposes of the above, “Stockholder Associated Person” of any stockholder means (i) any person controlling or controlled by, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in the Company’s Amended and Restated By-laws. Notwithstanding the foregoing, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth above. As clarified in the Amended and Restated By-laws adopted by the Board in March 2011, a stockholder who complies with the notice procedures set forth in such Amended and Restated By-laws is permitted to present the nomination at the meeting of stockholders but is not entitled to have a nominee included in the Company’s proxy statement or information statement in the absence of an applicable rule of the SEC requiring the Company to include a director nomination made by a stockholder in the Company’s proxy statement or information statement.

The Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon the Company’s needs at the time nominees are considered. Qualifications for Board membership may include, among others, the highest personal and professional integrity, demonstrated exceptional ability and judgment, broad experience in business, finance, or administration, ability to serve the long-term interests of the Company’s stockholders, sufficient time to devote to the affairs of the Company, and contribution to the Company’s overall corporate goals. The Corporate Governance Committee seeks to ensure that the composition of the Board at all times adheres to the independence requirements of The NASDAQ Stock Market LLC and reflects a range of talents, skills, diversity, background, experience and expertise, particularly in the areas of management, leadership, corporate governance and experience in the Company’s and related industries, sufficient to provide sound and prudent guidance with respect to our operations and interests.

In addition to the above considerations, the Corporate Governance Committee considers criteria such as skill, diversity, experience with businesses and other organizations of comparable size, experience as an executive with a publicly-traded company, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board, and any other factors that the Corporate Governance Committee believes to be in the best interests of the Company and its stockholders. It is the policy of the Corporate Governance Committee to evaluate director candidates recommended by stockholders in the same way it evaluates director candidates recommended by any other source. In particular, the Corporate Governance Committee will consider the same criteria for candidates regardless of whether the candidate was identified by the Corporate Governance Committee, by stockholders, or any other source. While the Corporate Governance Committee and Board do not have a specific diversity policy, the Corporate Governance Committee considers, as noted above, diversity, including diversity of background and experience, in evaluating director candidates. Each individual is evaluated in the context of our Board as a whole, with the objective of recommending a group of nominees that can best promote the success of the business and represent stockholder interests through the exercise of sound judgment based on diversity of experience and background. The Corporate Governance Committee also assesses the effectiveness of its consideration of diversity as part of its annual review of qualifications of directors for nomination to the Board.

The Corporate Governance Committee identifies and evaluates nominees for director, including nominees recommended by stockholders, the process for which involves (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, vetting candidates’ qualifications, conducting background and reference checks, conducting interviews with candidates and/or others (as schedules permit), meeting to consider and recommend final candidates to the Board and, as appropriate, preparing and presenting to the Board an analysis with regard to particular, recommended candidates. The Corporate Governance Committee has the sole authority to retain and terminate any search firm used to identify candidates for the Board, although such retention is not required.

BOARD NOMINEES

The Board, upon recommendation by the Corporate Governance Committee, nominated the following individuals to stand for election at the Annual Meeting to serve as Class B directors until the annual meeting of stockholders in 2017, and until the election and qualification of their respective successors: Barbara Smith Campbell, C. Keith Rooker, Esq. and Charlotte E. Sibley. All nominees are currently directors. Each nominee has agreed to be named in this proxy statement and to serve as a director, if elected.

For biographical information about each of the director nominees see “Board of Directors” below.

BOARD OF DIRECTORS

The following table sets forth the names and ages (as of January 14, 2014) of the current members of our Board, as well as their respective Board Class and current standing Board committee assignments.

Name	Age	Class	Director Since	Term to Expire		Committee Memberships
John R. Gibson	76	A	12/88	2016		Retirement Benefits

Jan H. Loeb, Lead Director	55	A	01/97	2016		Audit, Chairman Compensation Environmental, Health & Safety
William F. Readdy	61	A	11/09	2016		Environmental, Health & Safety Retirement Benefits

Ian D. Haft	43	A	03/13	2016		Audit
Barbara Smith Campbell [1]	64	B	11/09	2017	[2]	Audit Compensation, Chairman Corporate Governance
C. Keith Rooker, Esq. [1]	76	B	12/88	2017	[2]	Audit Corporate Governance, Chairman Environmental, Health & Safety
Charlotte E. Sibley [1]	67	B	12/10	2017	[2]	Compensation Corporate Governance Retirement Benefits, Chairman

Joseph Carleone, Ph.D., Chairman of the Board	67	C	07/06	2015		-
Berlyn D. Miller	76	C	11/93	2015		Environmental, Health & Safety, Chairman Retirement Benefits

Bart Weiner	56	C	12/10	2015		Audit Compensation Corporate Governance

1	Nominee.

2	Terms to expire assuming election of current director nominees at the Annual Meeting and in each case until their respective successors are duly elected and qualified.

Business Experience and Qualifications of Directors and Director Nominees

Class A Directors

John R. Gibson served as the non-executive Chairman of the Board of the Company from January 1, 2010 to March 12, 2013. In July 1997, Mr. J. Gibson became Chief Executive Officer and President of the Company and in March 1998 he was appointed Chairman of the Board. He resigned his position as President of the Company in October 2006 upon the appointment of Dr. Carleone to the office of President and Chief Operating Officer of the Company. Prior to his retirement as an employee of the Company on December 31, 2009, Mr. J. Gibson also served as the Chief Executive Officer and President of a majority of the Company’s wholly-owned subsidiaries, including Ampac-ISP Corp., from 2004 until December 2009, AMPAC Farms, Inc. and American Pacific Corporation (a Nevada corporation), from 1997 to December 2009, and American Azide Corporation from 1993 to December 2009. Mr. J. Gibson also currently serves as a director of Ampac Fine

Chemicals LLC, Ampac-ISP Corp., American Azide Corporation, American Pacific Corporation (a Nevada corporation) and Ampac Farms, Inc., each direct or indirect wholly-owned subsidiaries of the Company. Mr. Gibson also served until July 2012, as a director of each of the wholly-owned subsidiaries of Ampac-ISP Corp. including from 2008, Ampac Holdings Limited, Ampac ISP Dublin Limited and Ampac ISP UK Cheltenham Limited, and from 2004, Ampac ISP UK Westcott Limited. He was the Company’s Vice President-Engineering & Operations from March 1992 to July 1997. Prior to that time, he was the Director of Modernization of USS-POSCO Industries, a finishing mill for flat rolled steel products, a position he held for more than five years. Mr. J. Gibson is the brother of executive officer Linda G. Ferguson and the uncle of executive officer Dave A. Thayer.

Qualifications: Mr. J. Gibson brings to the Company deep and extensive knowledge of all the business units of the Company, what it takes to acquire and integrate, or grow businesses, and years of practical executive management experience in domestic and international operations and projects, involving major regulatory and legal challenges.

Ian D. Haft has served as Principal and Chief Operating Officer of Cornwall Capital Management LP, a Registered Investment Advisor, and its predecessors, where he is part of a team responsible for managing investment funds comprising greater than $450 million in assets since 2009. Prior to joining Cornwall Capital, between 2008 and 2009, Mr. Haft was a Principal at GenNx360 Capital Partners, a private equity fund, where he focused on investments related to specialty chemicals and materials and components to industrial machinery. Prior to that, Mr. Haft was a Vice President at ACI Capital Co., LLC, where he focused on middle market leveraged buyouts and growth equity investments on behalf of two private equity funds, from 2002 to 2008 (he was promoted from Senior Associate in 2004). Mr. Haft began his career at The Boston Consulting Group in 1993 and also was employed at Merrill Lynch & Co. and The Blackstone Group before joining ACI Capital in 2002. Mr. Haft received a BA from Dartmouth College and a JD/MBA from Columbia University. Mr. Haft was nominated for election to the Board in accordance with the terms of the Company’s Settlement Agreement, dated January 14, 2013 with the Cornwall Group. Pursuant to the terms of the Settlement Agreement, the Cornwall Group agreed, among other things, to withdraw its director nominations, including of Mr. Haft, for election at the Annual Meeting and the Company agreed, among other things, to reduce the size of the Board from twelve to ten members and to nominate and recommend to the Company’s stockholders Mr. Haft for election to the Board at the Annual Meeting.

Qualifications: Mr. Haft brings to the Company twenty years of experience working in alternative asset management, investment banking and management consulting. Through this experience, he has developed strong capabilities in business strategy, strategic analysis of industries and companies, mergers and acquisitions, valuation, debt and equity financing, derivatives and hedging, financial controls and regulatory compliance.

Jan H. Loeb is President and a director of Leap Tide Capital Management, Inc., a capital investment firm, a position he has held since 2007. From 2005 to 2007 he also served as a portfolio manager of Leap Tide Capital Management, Inc. Mr. Loeb has more than 30 years of experience in capital investment and investment banking. From 2006 through August 2011, Mr. Loeb served as a director of Pernix Therapeutics Holdings, Inc. (formerly Golf Trust of America, Inc.), a specialty pharmaceutical company primarily focused on the sales, marketing, and development of branded and generic pharmaceutical products primarily for the pediatric market. Mr. Loeb continues to serve as a consultant to Pernix. In July, 2013, Mr. Loeb became a director of Kid Brands, Inc., a company that designs and markets branded infant and juvenile products, and also serves as a director of TAT Technologies Ltd., a company that provides various products and services to military and commercial aerospace and ground defense industries, a position he has held since August 2009.

Qualifications: Mr. Loeb brings to the Company more than 30 years of capital investment and investment banking experience, and provides financial expertise, knowledge of the public equities and debt markets and public company management experience, as well as a strong understanding of Audit Committee functions, in part as a result of having served as the Chairman of the Audit Committee of Pernix from October 2007 through August 2011.

William F. Readdy served the United States as a naval aviator, astronaut, and civil service senior executive from 1974 to 2005. As a senior executive at the National Aeronautics and Space Administration (“NASA”), Mr. Readdy had responsibility for a $6.5 billion portfolio, including the Space Shuttle and International Space Station programs, as well as NASA’s four largest field test centers: Johnson Space Center, Kennedy Space Center, Marshall Spaceflight Center and Stennis Space Center. Retiring from NASA in September 2005, Mr. Readdy established Discovery Partners International LLC, a consulting firm providing strategic planning, risk management, safety and decision support to aerospace and high-technology industries. Since its formation, Mr. Readdy has served as Managing Partner. In addition, Mr. Readdy currently serves on the board of directors of Astrotech Corporation, a commercial aerospace company that provides facilities and support services necessary for the preparation of satellites and payloads for launch, design and fabrication of equipment and hardware for space launch activities, propellant services support for spacecraft, and commercialization of space-based technologies into real-world applications. Mr. Readdy is also chairman of GeoMetWatch, Inc., a startup company offering commercial satellite weather products. Additionally, Mr. Readdy has served as a chairman and director of several non-profit organizations with a particular focus on STEM education.

Qualifications: Mr. Readdy brings to the Company tremendous background and experience with NASA, the U.S. Department of Defense and with the aerospace industry in general, which are primary focuses of the Company. He is an acknowledged expert on safety, operations, and risk management. He also brings to the Company an extensive knowledge of public policy, program management and contracting matters involving military, aerospace and defense programs.

Class B Directors

Barbara Smith Campbell is President of Consensus, LLC, a company which she founded in 2005 and which provides strategic tax and regulatory planning for businesses located or contemplating relocating to Nevada. Prior to starting Consensus, LLC, Ms. Campbell served as a member of the State of Nevada Tax Commission for 5 consecutive terms and as its Chairman from 1996 to 2005. In 1993, she joined Mandalay Resort Group and served as Director of Finance for Mandalay Development. Following a merger between MGM Mirage and Mandalay Resort Group, Ms. Campbell served as Vice President of Finance for MGM Grand Resorts Development until late 2005. Ms. Campbell continues to serve as a Trustee for the Donald W. Reynolds Foundation, a position she has held since 1998. She currently serves as Chairman of the Board of the Silver State Health Insurance Exchange which will implement the Affordable Care Act in the State of Nevada. Her past board of directors’ positions include serving as a director of the Federal Home Loan Bank of San Francisco where she served as Chairman of the Audit Committee and as an Advisory Board member of AMERCO, parent company of U-Haul International, Inc.. Additionally, she has served on numerous charitable and non-profit boards.

Qualifications: Ms. Campbell brings over 30 years of experience in finance, development of new assets and risk management having administered over $4 billion dollars in new development and expansion projects in multiple jurisdictions across the United States. As past Chairman of the Nevada Tax Commission, she brings over 25 years of experience in regulatory processes and procedures.

C. Keith Rooker, Esq. was the Executive Vice President of the Company from 1988 to July 1997, and was also a Vice President of the Company from 1985 to 1988 and the Company’s Secretary and General Counsel from 1985 to July 1997. Since his retirement from the Company in 1997, Mr. Rooker has continually been in private practice, first with the Las Vegas, Nevada law firm of Rooker & Gibson, and thereafter with successor firms, most recently as the Managing Partner in the Las Vegas, Nevada and Salt Lake City, Utah law firm of Rooker Rawlins LLP. In 2011, Rooker Rawlins terminated its practice; however, Mr. Rooker continues to practice law in Las Vegas and Salt Lake City, and engage in related business activities.

Qualifications: In addition to his work directly with the Company, as summarized above, Mr. Rooker was legal counsel to the Company from 1969 until he joined the Company’s executive staff in 1985, and was a director of the Company’s predecessor, Pacific Engineering & Production Co. of Nevada from 1973 until joining the Company’s Board in 1988. He brings to the Company and the Board years of knowledge of the Company’s operations, management, products and strategies, as well as strong analytical skills in commercial and financial matters and substantial experience in critical aspects of risk analysis, crisis recovery and management.

Charlotte E. Sibley is President, Sibley Associates, a pharmaceutical and biotech consulting firm. Until December 2010, Ms. Sibley was a Senior Vice President of Shire plc, a leading specialty biopharmaceutical company, a position she held since 2005. Ms. Sibley served from 2003 to 2004 as Vice President of Millennium Pharmaceuticals, Inc., an integrated biopharmaceutical company subsequently acquired by Takeda Pharmaceutical Company Limited. Ms. Sibley served as Vice President of Pharmacia Corporation from 1999 to 2003 and held various director positions in the business information and market research units of Bristol-Myers Squibb Company. In August 2013, she was elected to the board of directors of Taconic, Inc., a breeder of specialty mice and rats for research and development in the biopharmaceutical industries. Since

2010, she has also served as a director for two private companies: Mind Field Solutions, which uses neuroscience tools to improve healthcare decision-making, and Galileo Analytics, a leader in the field of claims data analysis. Ms. Sibley is also President of the Marketing Research Institute International, and has served as a Board Member since 2009. She has served as an Adjunct Professor at Columbia University Graduate School of Business since 2004, and has been a member of the Pharmaceutical Executive Editorial Advisory Board since 2008. Ms. Sibley has also served on the Advisory Board for the St. Joseph’s University Executive MBA Program since 2009. She holds an MBA in finance and marketing from the University of Chicago Booth School of Business and an AB in French and German from Middlebury College. Ms. Sibley was appointed to the Board in accordance with the terms of the Company’s Settlement Agreement, dated as of December 14, 2010, with the Golconda Group. Pursuant to the terms of the Settlement Agreement, the Golconda Group agreed, among other things, to withdraw their director nominations, including of Ms. Sibley, for election at the 2011 annual meeting of stockholders and the Company agreed, among other things, to expand the size of the Board from ten to twelve members and to elect each of Ms. Sibley and Mr. Weiner to the Board. In addition, under the terms of the Settlement Agreement, the Board agreed to nominate and recommend to the Company’s stockholders Ms. Sibley for re-election to the Board at the 2011 annual meeting of stockholders.

Qualifications: Ms. Sibley brings to the Company extensive global experience spanning over 30 years in strategy, leadership development, and building effective insight and analytic functions. Her experience on Wall Street as a securities analyst for the pharmaceutical industry, coupled with her many years in seven major biopharmaceutical companies, bring breadth and a strategic perspective to the Company.

Class C Directors

Joseph Carleone, Ph.D. became President and Chief Executive Officer of the Company on January 1, 2010, after serving as President and Chief Operating Officer of the Company since October 15, 2006. Dr. Carleone became Chairman of the Board on March 12, 2013. Dr. Carleone also currently serves as President and director of American Pacific Corporation (a Nevada corporation), Ampac-ISP Corp., American Azide Corporation, and Ampac Farms, Inc., as well as a director of Ampac Fine Chemicals LLC and AMPAC Fine Chemicals Texas, LLC, each direct or indirect wholly-owned subsidiaries of the Company. Dr. Carleone also served until July 2012, as a director of each of the wholly-owned subsidiaries of Ampac-ISP Corp. including from 2008, Ampac Holdings Limited, and from 2010, Ampac ISP Dublin Limited, Ampac ISP UK Cheltenham Limited, and Ampac ISP UK Westcott Limited. From September 2007 through December 2009, Dr. Carleone served as a director for Reinhold Industries, Inc., a diversified manufacturer of advanced custom composite components and sheet molding compounds for a variety of applications in the United States and Europe. From November 2005 through September 2006, Dr. Carleone served as Senior Vice President and Chief Product Officer of Irvine Sensors Corporation, a technology company engaged in the design, development, manufacture and sale of security products, software, vision systems and miniaturized electronic products and higher level systems for defense, information technology and physical security for government and commercial applications, and from March 2003 through November 2005, he served as a member of the board of directors of Irvine Sensors Corporation. Dr. Carleone also served as President of Aerojet Fine Chemicals LLC, a business unit of GenCorp Inc., and Vice President of GenCorp Inc., a manufacturer of aerospace and defense products and systems with a real estate segment, from September 2000 to November 2005. From 1999 to 2000, he was Vice President and General Manager of Remote Sensing Systems at Aerojet. In addition, he served as Vice President, Operations at Aerojet from 1997 to 2000.

Qualifications: Dr. Carleone has held senior executive positions in fine chemicals, aerospace and defense contracting. He brings to the Company this broad and relevant experience as well as significant experience managing a variety of new business ventures and transitioning them into fully operational business units.

Berlyn D. Miller has been Chief Executive Officer of Berlyn Miller & Associates, a business development and government relations consulting firm, since 1997 and in such role, during the latter half of the fiscal year ended September 30, 2011 through Fiscal 2012, provided consulting services to the Company pertaining to the Company’s environmental remediation project in Henderson, Nevada. Mr. Miller currently serves as a member of the Colorado River Commission of Nevada, a position appointed by the Governor of Nevada. He was a director of First National Bank of Nevada and its successor First Interstate Bank of Nevada from 1980 until 1996. Mr. Miller was also a director of Western Electrochemical Company, the Company’s former principal operating subsidiary, from 1989 until 1995. Mr. Miller was the Chairman, President and Chief Executive Officer of ACME Electric of Las Vegas, Nevada, a construction contractor, until 1997, a position he held for more than five years. Mr. Miller also serves on a number of not-for-profit boards.

Qualifications: Mr. Miller brings to the Company extensive experience with financial institutions, executive business management, business development, construction real estate and governmental, regulatory and legislative affairs.

Bart Weiner provides business consultation services to pharmaceutical and biotechnology companies. From 2001 to 2008, Mr. Weiner served as President and Group Chief Operating Officer of GfK Healthcare, a leading provider of health care marketing research and consulting. GfK Healthcare is part of GfK Group of Nuremberg, Germany, the third largest market information company in the world. Since January 2012, Mr. Weiner has served as a director of Healogix, a private global healthcare marketing research and consulting firm, and in January 2013 was elected to the board of directors of the Marketing Research Institute International. Mr. Weiner was appointed to the Board in accordance with the terms of the Company’s Settlement Agreement, dated as of December 14, 2010, with the Golconda Group. Pursuant to the terms of the Settlement Agreement, the Golconda Group agreed, among other things, to withdraw their director nominations, including of Mr. Weiner, for election at the 2011 annual meeting of stockholders and the Company agreed, among other things, to expand the size of the Board from ten to twelve members and to elect each of Mr. Weiner and Ms. Sibley to the Board. In addition, under the terms of the Settlement Agreement, it was agreed that the Board would nominate and recommend to the Company’s stockholders Mr. Weiner for re-election to the Board at the 2011 annual meeting of stockholders.

Qualifications: Mr. Weiner brings to the Company three decades of experience as a lead consultant and executive with expertise in advising companies on a variety of strategic and marketing development decisions. He has extensive knowledge in areas of pharmaceuticals and biotechnology. This experience has provided, and continues to provide, the Company with a valuable perspective.

BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES AND GOVERNANCE MATTERS

Director Meetings and Independence

During Fiscal 2013, the Board and its committees held the following number of meetings: Board, 9; Audit Committee, 4; Compensation Committee, 5; Corporate Governance Committee, 8; Environmental, Health & Safety Committee, 2; and Retirement Benefits Committee, 2. Each director attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which the director served that were held during Fiscal 2013.

It is a policy of the Board to encourage directors to attend each annual meeting of stockholders. Such attendance allows for direct interaction between stockholders and members of the Board. All of the directors on the Board attended the 2013 annual meeting of stockholders.

The Board has determined that each of Ms. Campbell, Mr. Haft, Mr. Loeb, Mr. Miller, Mr. Rooker, Ms. Sibley and Mr. Weiner, is an “independent director” as defined in Rule 5605(a)(2) of the Rules of The NASDAQ Stock Market LLC (the “NASDAQ Rules”) and that Mr. Willard and Ms. Williams were each an independent director as defined in Rule 5605(a)(2) prior to their retirements. The Board also has determined that each member of the Corporate Governance Committee, the Compensation Committee and the Audit Committee meets such independent director requirement. In addition, the Board has determined that each member of the Audit Committee is independent within the meaning of Section 10A(m)(3) of the Exchange Act and Rule 10A-3(b)(1) thereunder, and satisfies the requirements for membership in the Audit Committee as set forth in Rule 5605(c)(2)(A) of the NASDAQ Rules and as set forth in the Company’s Amended and Restated Audit Committee Charter, a copy of which is available on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section.

In making its independence determination regarding Mr. Miller, the Board considered that Mr. Miller provided consulting services to the Company with respect to the Company’s environmental remediation project in Henderson, Nevada, for which Mr. Miller was paid a consulting fee of $5,000 monthly, or $60,000 for such services rendered during Fiscal 2012. After Fiscal 2012, Mr. Miller discontinued providing such consultation services for the Company’s environmental remediation project, and consequently received no consulting fees during Fiscal 2013.

In making its independence determination regarding each of Ms. Sibley and Mr. Weiner, the Board considered the terms of the Company’s Settlement Agreement, dated as of December 14, 2010, with the Golconda Group pursuant to which the Company agreed, among other things, to elect each of Ms. Sibley and Mr. Weiner to the Board.

In making its independence determination regarding Mr. Rooker, the Board considered that Mr. Rooker has a brother-in-law, separated by more than one step, who works for the Company in a non-executive position.

In making its independence determination regarding Mr. Haft, the Board considered the terms of the Company’s Settlement Agreement, dated as of January 14, 2013, with the Cornwall Group pursuant to which the Company agreed, among other things, to nominate Mr. Haft for election to the Board.

The Company and each director have entered into the Company’s standard form of Indemnification Agreement between the Company and a director, the form of which agreement was previously filed by the Company as Exhibit 3.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board retains flexibility to select its Chairman of the Board and our Chief Executive Officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the Chairman of the Board and the Chief Executive Officer positions may be filled by one individual or two.

Mr. John R. Gibson, a director, served as our non-executive Chairman of the Board and Dr. Carleone, who is also a director, served as President and Chief Executive Officer until March 12, 2013. In conjunction with our 2013 Annual Meeting of Stockholders, on March 12, 2013, Mr. Gibson retired from the position of Chairman of the Board, but continued as director, and the Board elected Dr. Carleone to succeed Mr. Gibson as Chairman of the Board and to continue as President and Chief Executive Officer. These actions were taken consistent with our established succession plan. As part of the transition process, when Mr. Gibson retired as our Chief Executive Officer in 2009, he continued as our non-executive Chairman of the Board to support management and to provide continuity for the Board.

The Board believes that it is in the best interests of the stockholders to have a Lead Independent Director, and elected Jan H. Loeb to serve as Lead Independent Director in July 2013. The Board also believes it is currently in the best interests of the stockholders to have our President and Chief Executive Officer, Dr. Joseph Carleone, also serve as our Chairman of the Board. The Board believes that having our President and Chief Executive Officer serve as Chairman of the Board and having a Lead Independent Director helps foster open and timely communication between the Board and management, ensures alignment between the Board, management, and stockholders, and also provides significant independent oversight and direction to management.

The role of the Lead Independent Director is to coordinate the activities of the independent members of the Board and to act as a liaison between the Chairman of the Board and the other independent directors.

In particular, the responsibilities of the Lead Independent Director are to:

•	Schedule meetings of the independent directors from time to time, and advise the Chairman of the Board of such schedule;

•	Develop the agendas for, and preside at, executive sessions of the independent directors of the Board;

•	Communicate specific feedback of the independent directors to the Chairman of the Board (which does not limit the communication between any committees of the Board with the Chairman of the Board);

•	Collaborate with the Chairman of the Board regarding the agenda and schedule for the Board’s meetings, including the particular issues requiring the Board’s attention and consideration;

•	Assist in improving the effectiveness of Board meetings;

•	Collaborate with the Chairman of the Board regarding the scope and nature of materials to be sent to the Board;

•

Chair sessions of the Board in the absence of the Chairman of the Board, when the Chairman recuses himself from consideration of a matter due to a potential or actual conflict of interest or otherwise does not participate in the consideration of a matter coming before the Board;

•

Coordinate with the Corporate Governance Committee regarding Board self-evaluations, and coordinate with the Corporate Governance Committee and specific committee heads with respect to committee self-evaluations, in each case to the extent undertaken by the Board or any committee; and

•	Perform such other duties and functions as the Board may from time to time delegate to the Lead Independent Director.

Both the full Board and its committees oversee the various risks faced by the Company. Management is responsible for the day-to-day management of the Company’s risks and provides periodic reports to the Board and its committees relating to those risks and risk-mitigation efforts.

Board oversight of risk is conducted primarily through the standing committees of the Board, the Chairmen of which are independent directors, with the Audit Committee taking a lead role on oversight of financial risks and in interfacing with management on significant risks or exposures and assessing the steps management has taken to minimize such risks. The Audit Committee also is charged with, among other tasks, oversight of management on the Company’s systems and policies with respect to risk monitoring, assessment and management. Members of the Company’s management, including our Chief Financial Officer and the Director of Internal Audit, periodically report to the Audit Committee regarding risks overseen by the Audit Committee, including quarterly with respect to the Company’s internal controls over financial reporting.

We believe that the structure of the Board’s role in risk oversight of the Company, with the standing committees of the Board taking the lead in such oversight, gives due consideration to the fact that our Chairman of the Board is also our President and Chief Executive Officer and primary day-to-day manager of the Company.

Relationship of Compensation Practices to Risk Management

The Company has reviewed and considered all of its compensation plans and practices and does not believe that its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Board Committees

The Board maintains five standing committees, the specific members of which are identified in the preceding table.

Audit Committee. The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, oversees, among other things, the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. A more detailed description of the duties of the Audit Committee is set forth in its charter, which is available to stockholders and others on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section. Please also see the Audit Committee Report found in this proxy statement. The Board has determined that each of Barbara Smith Campbell, Ian D. Haft and Jan H. Loeb is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K. As noted above, the Board has determined that each of the Audit Committee members is independent within the meaning of Section 10A(m)(3) of the Exchange Act and Rule 10A-3(b)(1) thereunder, and satisfies the requirements for membership in the Audit Committee as set forth in Rule 5605(c)(2)(A) of the NASDAQ Rules and as set forth in the Company’s Amended and Restated Audit Committee Charter.

Compensation Committee. The Compensation Committee is responsible for, among other things, discharging the Board’s responsibilities relating to the compensation of the Company’s executive officers and directors and administering the Company’s incentive compensation plans and equity-based plans, including reviewing and evaluating the executive officer compensation program to align the interests of the executive officers with the business and financial goals of the Company, reviewing, evaluating and designing a director compensation package of a reasonable total value and aligned with long-term stockholder interests, and reviewing and approving incentive compensation plans and equity-based plans and administering and making awards under such plans. The Compensation Committee also has the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors, including compensation consultants, but only after taking into consideration all factors relevant to the compensation consultant’s independence from management. It also may delegate its authority to subcommittees, if and when formed, and delegate authority to senior management to administer and make awards to non-executive employees under the Company’s incentive compensation plans and equity-based plans as in effect and adopted from time to time by the Board, subject to any applicable limitations under applicable law. The Charter of the Compensation Committee is available to stockholders and others on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section.

Corporate Governance Committee. The Corporate Governance Committee, which also acts as the Company’s nominating committee, is currently responsible for, among other things, developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company and the Board, and identifying, reviewing and evaluating individuals qualified to become Board members and recommending to the Board director nominees for election to the Board, and making recommendations to the Board regarding succession planning for executive officers of the Company. The Corporate Governance Committee also has the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors, including consultants. In addition, the Corporate Governance Committee may delegate its authority to subcommittees, if and when formed. The Charter of the Corporate Governance Committee is available to stockholders and others on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section.

Environmental, Health & Safety Committee. The Environmental, Health & Safety Committee oversees the Company’s compliance with applicable environmental, safety and health standards, statutes and regulations, as well as oversight of the Company’s environmental remediation project in Henderson, Nevada.

Retirement Benefits Committee. The Retirement Benefits Committee provides oversight for the Company’s defined benefit pension plans, the supplemental executive retirement plan and the 401(k) plans, and oversees the performance of the managers of pension plan assets.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during Fiscal 2013 were Barbara Smith Campbell, Jan H. Loeb, Charlotte E. Sibley, Bart Weiner, and, until his retirement in December 2012, Dean M. Willard. No member of the Compensation Committee served as one of our officers or employees during Fiscal 2013, or the two preceding fiscal years.

None of our NEOs serve as a member of the board of directors or compensation committee (or other board committee performing similar functions) of any other company that has an executive officer serving as a member of our Board or Compensation Committee.

DIRECTOR COMPENSATION DETERMINATIONS AND CONSIDERATIONS

Non-employee directors’ compensation generally is determined and awarded by the Board. The Compensation Committee of the Board is responsible for, among other things, reviewing, evaluating and designing a director compensation package of a reasonable total value, typically based on comparisons with similar firms, and aligned with long-term interests of the stockholders of the Company, and reviewing director compensation levels and practices and recommending to the Board, from time to time, changes in such compensation levels and practices. These matters also include making equity awards to non-employee directors from time to time under the Company’s equity-based plans.

As part of these responsibilities, the Compensation Committee may request that management of the Company provide it and the Board with recommendations on non-employee director compensation and/or common director compensation practices, although the Compensation Committee retains its ultimate authority to make recommendations to the Board and, in the case of equity awards, take compensatory actions.

Further, the Compensation Committee periodically reviews compensation practices of peer companies and other factors in order to assess the level of compensation to non-employee directors, in part as a basis, as and when required, for attracting qualified candidates for future Board service and for reinforcing our practice of encouraging stock ownership by our directors.

During Fiscal 2013, the Compensation Committee retained Pearl Meyer & Partners LLC (“Pearl Meyer”) as outside consultants to assist with its non-employee director compensation review and evaluation process. Pearl Meyer assessed the overall compensation structure for our non-employee directors. Specifically, Pearl Meyer’s assessment considered current director pay trends and non-employee director pay levels and practices generally as compared to the Company’s peer group of companies.

Based on such assessment, Pearl Meyer recommended changes to (i) increase the cash meeting fees as set forth below, (ii) grant annual restricted common stock grants to directors based on a fixed value to limit variability from year to year and (iii) limit the vesting of such restricted common stock awards such that vesting periods shall not extend beyond a director’s elected term and such awards shall generally vest on the first anniversary of the date of grant unless otherwise determined by the Board. Such recommendations were recommended by the Compensation Committee and subsequently approved by the Board effective May 8, 2013.

In addition, in furtherance of the director stock ownership policy which serves to align the interests of our non-employee directors with our stockholders, the Compensation Committee awarded restricted common stock to each non-employee director during Fiscal 2013. The restricted common stock awards vest over a three-year period in equal annual installments beginning on the first anniversary of the award. Mr. Gibson, who was then serving as the non-executive Chairman of the Board, received 2,600 shares of restricted common stock. Each other non-employee director was awarded 1,875 shares of restricted common stock.

Our directors who are also employees of the Company or its subsidiaries, do not receive any additional compensation for their service as directors. Consequently, for Fiscal 2013, Dr. Carleone received no compensation for his service on the Board. For information regarding the compensation of Dr. Carleone, see “Executive Compensation” below.

DIRECTOR COMPENSATION (FISCAL 2013)

The non-employee directors are compensated primarily in cash by way of annual retainer fees (payable in quarterly installments), fees for meeting attendance or the performance of similar services in the individuals’ capacities as directors or members of Board committees, and additional fees for individuals serving as a committee chairman. Furthermore, if the Company has a non-executive Chairman of the Board, or a Lead Independent Director, such individuals receive an additional annual retainer for services in such roles. Non-employee directors may receive stock options, restricted stock, restricted stock units or stock appreciation rights, to enable them to build a meaningful equity position in the Company and align their interests with our stockholders’ interests. Board members are reimbursed for expenses incurred in attending Board and committee meetings, for performing other services for the Company in their capacities as directors or members of Board committees and for attending other Company-related events, including travel, hotel accommodations, meals and other incidental expenses for the director in connection with such events. Particular non-employee director(s) may be requested by the Chairman of the Board to provide additional services to the Board, in each case solely in each such director’s capacity as a member of the Board, for which such director receives a per diem fee for providing such services equal in amount to the standard fee received by a director for attendance, in person or by telephone, at a meeting of the Board (currently $1,750 per meeting attended). No such additional services were requested or provided by our directors during Fiscal 2013. Some of our non-employee directors may provide, and certain non-employee directors have provided in the past, limited consultation services to the Company in addition to their regular Board-related duties. The fees for Fiscal 2013 were:

Annual Retainers:
Non-Employee Director	$30,000
Non-Executive Chairman	$100,000
Lead Independent Director	$12,500
Audit Committee Chairman	$10,000
Compensation Committee Chairman	$7,500
Corporate Governance Committee Chairman	$5,000
Environmental, Health & Safety Committee Chairman	$3,000
Retirement Benefits Committee Chairman	$3,000

Meeting Fees: [1]
Board Meeting	$1,750	[2]
Committee Meeting	$1,250	[3]

1	For each meeting attended in person or by telephone, or for the performance of similar services in such individual’s capacity as a director.

2	Increased from $1,100 effective May 8, 2013.

3	Increased from $800 effective May 8, 2013.

The following table provides compensation information for Fiscal 2013 for each non-employee member of our Board.

Name	Fees Earned or Paid in Cash ($) [1]		Restricted Stock Awards ($) [2,3]		Option Awards ($) [3]	All Other Compensation ($)	Total ($)
Barbara Smith Campbell	$65,000		$22,369		--	--	$87,369
Fred D. Gibson, Jr. [4]	$23,200		$22,369	[5]	--	--	$45,569
John R. Gibson	$93,250		$31,018		--	--	$124,268
Ian D. Haft	$27,150	[6]	--		--	--	$27,150
Jan H. Loeb	$70,875	[7]	$22,369		--	--	$93,244
Berlyn D. Miller	$48,300		$22,369		--	--	$70,669
William F. Readdy	$45,300		$22,369		--	$120,000 [8]	$187,669
C. Keith Rooker, Esq.	$64,700	[6]	$22,369		--	--	$87,069
Charlotte E. Sibley	$57,400		$22,369		--	--	$79,769
Bart Weiner	$63,000	[6]	$22,369		--	--	$85,369
Dean M. Willard [9]	$14,900		$22,369	[5]	--	--	$37,269
Jane L. Williams [10]	$28,700		$22,369	[5]	--	--	$51,069

1

Non-employee directors are also reimbursed for expenses incurred in attending Board and committee meetings, for performing other services for the Company in their capacities as directors or members of Board committees and for attending other Company related events, including travel, hotel accommodations, meals and other incidental expenses for the director in connection with such events.

2

Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards granted in Fiscal 2013. For Fiscal 2013, the assumptions used in determining the dollar values are set forth in Note 2 of our audited consolidated financial statements included in our Annual Report on Form 10-K for Fiscal 2013. Value reflects the closing price of $11.93 per share of our common stock on the grant date. These awards vest in three equal annual installments beginning on the first anniversary of the grant date. The grant date fair market value of each award computed in accordance with FASB ASC Topic 718 during Fiscal 2013 is as follows:

Name	Award Date	Number of Shares of Restricted Stock	Award Date Fair Value
Barbara Smith Campbell	12/11/12	1,875	$22,369
Fred D. Gibson, Jr. (retired)	12/11/12	1,875	$22,369	[5]
John R. Gibson	12/11/12	2,600	$31,018
Ian D. Haft	12/11/12	--	--
Jan H. Loeb	12/11/12	1,875	$22,369
Berlyn D. Miller	12/11/12	1,875	$22,369
William F. Readdy	12/11/12	1,875	$22,369
C. Keith Rooker, Esq.	12/11/12	1,875	$22,369
Charlotte E. Sibley	12/11/12	1,875	$22,369
Bart Weiner	12/11/12	1,875	$22,369
Dean M. Willard (retired)	12/11/12	1,875	$22,369	[5]
Jane L. Williams (retired)	12/11/12	1,875	$22,369	[5]

3	At September 30, 2013, the non-employee Directors and retired non-employee Directors had the following number of shares subject to unvested restricted stock and outstanding stock options:

Name	Unvested Restricted Stock	Outstanding Stock Options
Barbara Smith Campbell	3,541	5,000
Fred D. Gibson, Jr. (retired)	3,541	--
John R. Gibson	4,933	85,000
Ian D. Haft	--	--
Jan H. Loeb	3,541	3,571
Berlyn D. Miller	3,541	33,571
William F. Readdy	3,541	--
C. Keith Rooker, Esq.	3,541	13,571
Charlotte E. Sibley	3,541	--
Bart Weiner	3,541	--
Dean M. Willard (retired)	3,541	--
Jane L. Williams (retired)	3,541	--

4	Mr. F. Gibson retired from the Board effective March 12, 2013.

5	Although this director has retired, these awards will continue to vest as a result of a Consulting Agreement entered into with the director upon retirement from the Board.

6	Includes $5,500 in fees for service on an ad hoc board committee.

7	Includes $8,000 in fees for service as Chairman of an ad hoc board committee.

8

The Company entered into a Consulting Agreement, dated November 14, 2011, with Discovery Partners International LLC, the Managing Partner of which is Mr. Readdy, for as-needed and as-requested consulting services through November 14, 2013 pursuant to which the Company agreed to pay Discovery Partners International LLC $2,500 per day, plus reimbursement for all reasonable expenses, for each full day of consulting service to or for the Company, provided, that in no event shall the Company be obligated to, or otherwise pay, aggregate compensation in any fiscal year of the Company in excess of $120,000 under such Consulting Agreement without the Company’s express prior written approval to provide such service in excess of such amount. The Company renewed this Consulting Agreement on November 14, 2013, see “Certain Relationships and Related Transactions” for further information.

9	Mr. Willard retired from the Board effective December 31, 2012.

10	Ms. Williams retired from the Board effective March 12, 2013.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL NO. 1.

In the event any director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by our Board to fill the vacancy. Proxies received will be voted “FOR” the nominees named above, unless marked to the contrary. Proxies may not be voted for a greater number of persons than the number of nominees named.

VOTE REQUIRED

The election of directors requires that each director receive a majority of the votes cast by those present in person or represented by proxy with respect to that director at the Annual Meeting. This means that the number of shares of stock voted “FOR” a director must exceed the number of votes cast “WITHHELD” for that director. Our stockholders may not cumulate votes in the election of directors. In the event a director who is running for election at the Annual Meeting does not receive the requisite amount of votes to be elected at such meeting, the incumbent director shall remain in office until the next annual meeting of stockholders. Prior to the next annual meeting of stockholders, the Corporate Governance Committee will make recommendations to the Board for nominees to fill any previously unelected and/or open seats, which will then stand for election, along with the Class C directors then standing for election.

PROPOSAL NO. 2 – ANNUAL ADVISORY VOTE

ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and the rules promulgated thereunder by the SEC enable stockholders of certain companies to vote to approve, on an advisory (nonbinding) basis, the compensation of NEOs for certain public companies. Although the Company was not obligated to provide such an advisory vote to our stockholders until our annual meeting of stockholders in 2013, we elected to provide such an advisory vote at our 2011 and 2012 annual meeting of stockholders, and received greater than 86%, 99% and 98% support of the votes cast by our stockholders at those meetings and the 2013 annual meeting of stockholders, respectively. At the 2011 annual meeting of stockholders, we also provided our stockholders with an advisory vote on the frequency that they desired to have an advisory vote on executive compensation. In light of the results of the stockholder vote on the frequency of an advisory vote on executive compensation, the Company determined, as reported in the Company’s Form 8-K filed with the SEC in March 2011, that its policy would be to include an annual advisory vote of the stockholders on executive compensation in the Company’s proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executives.

As described in detail below under the heading “Compensation Discussion and Analysis,” our executive compensation program is designed to attract, motivate, and retain our NEOs, who are critical to our success. Accordingly, our NEOs are rewarded to the extent of achievement of specific annual goals as well as for the realization of increased long-term stockholder value. Please read “Compensation Discussion and Analysis” below and the accompanying tables and footnotes for additional details about our executive compensation program.

The Compensation Committee believes that it has taken a responsible approach to executive compensation that allows the Company to retain its executive talent while remaining committed to our core compensation philosophy of paying for performance while aligning executive compensation with stockholder interests. During Fiscal 2013 the Compensation Committee worked with its independent compensation consultant, Pearl Meyer, to evaluate the Company’s executive compensation practices, components and targets. Please see “Use of Independent Compensation Consultant” below for a discussion of such activities. In particular, during Fiscal 2013 the Compensation Committee:

•	increased base salaries for certain NEOs to provide them with a more competitive annual salary;

•

in recognition of the Company’s overall financial performance in Fiscal 2013, approved, in accordance with the terms of the American Pacific Corporation Incentive Compensation Plan (the “Annual Incentive Plan”), our NEOs’ receipt of their maximum level of Annual Incentive Compensation for Fiscal 2013 (which compensation was at risk and dependent upon the Company’s achievement of both Adjusted EBITDA financial objectives and certain Return on Capital Employed (“ROCE”) objectives);

•

redesigned the long-term incentive plan to provide for both (i) performance-based restricted stock units that settle in cash upon satisfying certain ROCE objectives and (ii) time-based equity awards of incentive stock options and restricted stock (which compensation is at risk and designed to incentivize retention, stock price appreciation and achievement of multi-year strategic plan objectives); and

•

added the ROCE metric as a secondary financial objective to be satisfied for both Annual Incentive Compensation and long-term incentive compensation related to the performance-based restricted stock units. ROCE employs both profit and balance sheet management concepts, thereby promoting value-added capital expenditures and working capital management.

Based on the foregoing, the Compensation Committee believes that its treatment of NEO compensation for Fiscal 2013 continues to be in line with the long-term interests and prospects of the Company and the Compensation Committee believes that the Company’s NEOs continue to see value in tying their compensation to achieving the reasonable performance goals established by the Compensation Committee.

The Board believes the Company’s executive compensation program is well tailored to retain key executives while recognizing and continuing to align it with stockholder interests.

We are asking our stockholders to indicate their support for our NEO compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, program and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s NEOs, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion pursuant thereto.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NEOs, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC AS SET FORTH IN THIS PROPOSAL NO. 2.

VOTE REQUIRED

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy and cast on the proposal.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are appropriate to address those concerns.

EXECUTIVE COMPENSATION

NAMED EXECUTIVE OFFICERS

The following table sets forth the name, age (as of January 14, 2014) and position of our NEOs for Fiscal 2013.

Name	Age	Position
Joseph Carleone, Ph.D.	67	President and Chief Executive Officer
Dana M. Kelley	50	Vice President, Chief Financial Officer and Treasurer
Aslam Malik, Ph.D.	54	President, Ampac Fine Chemicals, and Vice President, AMPAC
Linda G. Ferguson	71	Vice President-Administration and Secretary
Dave A. Thayer	56	President, AMPAC Utah Operations, and Vice President , AMPAC

The information provided below is biographical information about each NEO, excluding Dr. Carleone. For information concerning Dr. Carleone, see “Class C Directors,” above.

•

Dana M. Kelley was appointed Vice President, Chief Financial Officer and Treasurer of the Company, effective as of October 1, 2006. Ms. Kelley was the acting Chief Financial Officer from March 2006 through September 2006, and Director of Finance from February 2006 through March 2006. Ms. Kelley performed financial consulting for the Company from July 2005 until February 2006. Ms. Kelley was employed by Shuffle Master, Inc., a global gaming supplier, as Vice President of Finance and Corporate Controller from May 2002 through April 2005; UNOVA, Inc. as Corporate Controller from September 1999 through April 2002; and Deloitte & Touche LLP from September 1991 through September 1999, where she attained the position of Audit Senior Manager. Ms. Kelley also currently serves as Chief Financial Officer, Treasurer and director of Ampac-ISP Corp. and American Pacific Corporation (a Nevada corporation), Treasurer and director of American Azide Corporation and Ampac Farms, Inc., director of Ampac Fine Chemicals LLC and AMPAC Fine Chemicals Texas, LLC, and manager of Energetic Additives Inc., LLC, each of which is a direct or indirect wholly-owned subsidiary of the Company.

•

Aslam Malik, Ph.D. has served as the President of the Company’s wholly-owned subsidiary, Ampac Fine Chemicals LLC, since December 2005, and was appointed Vice President of the Company on March 12, 2013. Dr. Malik also currently serves as President of AMPAC Fine Chemicals Texas, LLC, a wholly-owned subsidiary of the Company. From 2003 to November 2005, Dr. Malik served as Vice President of Technology and Business Development of Aerojet Fine Chemicals LLC, a business unit of GenCorp Inc., and Vice President of GenCorp Inc., a manufacturer of aerospace and defense products and systems with a real estate segment. From August 2000 through July 2003, Dr. Malik served as a Director of Research and Development of Aerojet Fine Chemicals LLC.

•

Linda G. Ferguson has served as the Company’s Vice President-Administration since 1997 and Secretary since May 2005. Additionally, she was Assistant Secretary from 1997 until 2005. Ms. Ferguson also currently serves as Secretary of each of the Company’s direct and indirect wholly-owned subsidiaries, other than Energetic Additives Inc., LLC. Ms. Ferguson has been employed by the Company since 1985 and served as the Vice President, Human Resources and Secretary for Western Electrochemical Company, the Company’s former principal operating subsidiary, from 1989 until 1994, and as Assistant Secretary of that subsidiary from 1995 until 1997. Prior to joining the Company, Ms. Ferguson was employed as a business management teacher in secondary schools and colleges in Colorado and Nevada. Ms. Ferguson is the sister of director John R. Gibson and the aunt of executive officer Dave A. Thayer.

•

Dave A. Thayer has served as the Company’s Vice President since 2006. Mr. Thayer was also appointed as President of AMPAC Utah Operations, an operating division of the Company, on March 12, 2013. Prior to this recent appointment, Mr. Thayer served in the capacity of General Manager Utah Operations, a position he held since 2006. Mr. Thayer has been employed by the Company since 1984. During his years with the Company, he has served as the Division Vice President, Production for American Pacific Corp. Utah Operations from 1994 to 2006, as the Plant Manager of the American Azide plant from 1992 to 1993, as the Production Manager for Western Electrochemical Company, from 1988 to 1991, and as a Process

Engineer with Pacific Engineering and Production Company of Nevada (PEPCON), the Company’s former operating subsidiary in Henderson, Nevada from 1984 to 1988. Mr. Thayer is the nephew of director John R. Gibson and executive officer Linda G. Ferguson.

In accordance with our Amended and Restated By-laws, each executive officer is chosen by the Board and holds office until the first meeting of the Board after the Company’s next annual meeting of stockholders and until a successor has been elected and qualified or until such officer’s earlier death, resignation or removal.

COMPENSATION DISCUSSION AND ANALYSIS

The Company’s Compensation Committee, among other things, is empowered to review, and approve or make recommendations to the Board for approval by a majority of independent directors, the compensation package for the Company’s executive officers, including the NEOs. The Compensation Committee administers both non-equity and equity-based incentive plans, in particular with respect to determining any awards to NEOs, and consults with management regarding non-executive employee compensation, compensation plans and programs.

In this discussion and analysis, we address the compensation rationale and determinations relating to our NEOs. The discussion should be read together with the compensation tables and related narrative for the NEOs that can be found in this proxy statement following this discussion.

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our executive compensation philosophy seeks to align the individual interests of the NEOs with the business and financial goals and performance of the Company by rewarding NEO performance that reaches or exceeds established goals, with the ultimate objective of improving stockholder value. Our executive compensation program, which consists of a three-part compensation strategy that includes base salary, annual incentive compensation and long-term incentive compensation, is designed to (i) pay for performance to encourage both Company and individual achievement; (ii) encourage efficient use of stockholder resources; (iii) provide market competitive compensation to attract and retain highly qualified individuals who are capable of making significant contributions to the long-term success of the Company; and (iv) include performance objectives that are dependent upon multiple factors.

During Fiscal 2013 the Compensation Committee worked with its independent compensation consultant, Pearl Meyer, to evaluate the Company’s executive compensation practices, components and targets, to ensure that they were consistent with our philosophy and objectives. The Compensation Committee then determined to enhance the existing executive compensation program to include a secondary performance metric, ROCE, and to include both time-based and performance-based objectives for long-term compensation. The Compensation Committee believes our executive compensation program rewards each NEO’s individual contribution to the Company, as well as the NEO’s impact and involvement in the Company’s present and future performance, by combining available, appropriate base compensation and at-risk compensation elements that encourage and reward individual and Company performance and foster overall increases in stockholder value. For Fiscal 2013 the Compensation Committee:

•	increased base salaries for certain NEOs to provide them with a more competitive annual salary;

•

in recognition of the Company’s overall financial performance in Fiscal 2013, approved, in accordance with the terms of the Annual Incentive Plan, our NEOs’ receipt of their maximum level of Annual Incentive Compensation for Fiscal 2013 (which compensation was at risk and dependent upon the Company’s achievement of both Adjusted EBITDA financial objectives and certain ROCE objectives);

•

redesigned the long-term incentive plan to provide both (i) performance-based restricted stock units that settle in cash upon satisfaction of certain ROCE objectives and (ii) time-based equity awards of incentive stock options and restricted stock (which compensation is at risk and has been designed to incentivize retention, stock price appreciation and achievement of multi-year strategic plan objectives); and

•

added the ROCE metric as a secondary financial objective to be satisfied for both Annual Incentive Compensation and long-term incentive compensation related to the performance-based restricted stock units. ROCE employs both profit and balance sheet management concepts, thereby promoting value-added capital expenditures and working capital management.

NAMED EXECUTIVE OFFICER COMPENSATION DETERMINATIONS AND CONSIDERATIONS

In accordance with its Charter, the Compensation Committee is responsible for, among other things, reviewing and evaluating the executive officer compensation program to align the interests of the executive officers with the business and financial goals of the Company, including, among other things: (i) evaluating the elements of the executive officer compensation program and recommending modifications within the elements and the program to the Board as necessary to be consistent with the applicable corporate goals and objectives and intended rewards; (ii) evaluating the performance of the Chief Executive Officer, and in consultation with the Chief Executive Officer, the performance of all other executive officers, in light of these goals and objectives, and the level of achievement of such corporate goals and objectives; and (iii) approving and/or recommending to the Board for approval, by a majority of independent directors, the compensation package for all executive officers of the Company.

In accordance with its Charter, the Compensation Committee, from time to time, solicits information and, as appropriate, recommendations from management of the Company with respect to executive officer compensation, although the ultimate determination and any recommendations to the Board remain with the Compensation Committee.

In the case of the NEOs, the Compensation Committee follows the process described below for the consideration and determination of executive compensation.

Advisory Vote on Executive Compensation. The Compensation Committee considers the outcome of the annual advisory vote on executive compensation and determines if any actions may be appropriate to address relevant stockholder concerns. At our 2013 annual meeting of stockholders, we received greater than 98% support of the votes cast by our stockholders for the advisory vote on executive compensation. Accordingly, given this strong support, no revisions were made to address stockholder concerns.

Compensation Considerations. The Compensation Committee considers, with respect to each of the Company’s NEOs, the total compensation that may be awarded, including base salary, annual incentive compensation, long-term incentive compensation, and other benefits, such as discretionary cash bonuses, perquisites and other personal benefits, available to each NEO or that may be received by such NEO under certain circumstances, including compensation payable upon termination of the NEO under an employment agreement or severance agreement (if applicable). Accounting, tax and other effects, if any, of each such element of compensation to each NEO may also be considered. The Compensation Committee recognizes that its overall goal is to award compensation that is reasonable when all elements of potential compensation are considered.

The Compensation Committee has authority to engage the services of independent compensation consultants to assist with executive compensation review and analysis, to provide both an independent review and to validate the methods and scope of internal review being conducted, but only after taking into consideration all factors relevant to the compensation consultant’s independence from management. Please see “Use of Independent Compensation Consultant” below for a discussion of such activity during Fiscal 2013.

During Fiscal 2013, the Compensation Committee engaged Pearl Meyer. Pearl Meyer conducted a comprehensive analysis of the compensation of our NEOs as it related to a select group of peer companies in comparable industries. This analysis provided helpful insight into the components, target metrics and practices of competing companies, and provided a better understanding of market trends and best practices.

The Compensation Committee retains considerable discretion to structure and adjust compensation with respect to both individual NEOs and the NEOs as a group. The Compensation Committee does not aim to set target compensation levels at a particular percentile of compensation of a peer group of companies, but rather seeks to use peer group data as a foundation on which to build a better understanding of pay practices and current trends and, ultimately, to establish a compensation program that is competitive.

Compensation Determinations. Compensation for the Chief Executive Officer is reviewed, evaluated and approved by the Compensation Committee without the presence or participation of the Chief Executive Officer. The Compensation Committee’s decision with respect to awards of, or changes in, compensation to be paid to the Chief Executive Officer may, in certain cases, also be submitted to the independent members of the Board for approval or ratification.

With regard to the compensation paid to NEOs other than the Chief Executive Officer, management may assist the Compensation Committee by, among other things: evaluating employee performance; recommending business performance objectives; and recommending salary levels and equity awards (as and

If applicable). The Chief Executive Officer is called upon, from time to time, by the Compensation Committee to participate in committee meetings, and may provide, as and to the extent requested, among other things: background information regarding the Company’s strategic objectives; the Chief Executive Officer’s evaluation of the performance of the other NEOs, and the Chief Executive Officer’s compensation recommendations as to each of the other NEOs, including with respect to base salary adjustments (if any), short and long-term incentives (as applicable) and other benefits. While the Compensation Committee may review and consider recommendations of the Chief Executive Officer, the Compensation Committee takes such action regarding compensation as it deems appropriate, which may include concurring with the Chief Executive Officer’s recommendations, or proposing adjustments to such recommendations, prior to the Compensation Committee giving its approval to such NEOs’ compensation. The Compensation Committee’s compensation determinations with respect to awards of, or changes in, compensation for each NEO may, in certain cases, also be submitted to the independent members of the Board for approval or ratification.

Use of Independent Compensation Consultant. In Fiscal 2013, the Compensation Committee engaged Pearl Meyer to review the competitiveness of its executive compensation program. In performing its duties, Pearl Meyer worked with senior management, the Chairman of the Compensation Committee, and other independent members of the Board, to understand the Company’s business strategy, the competitive market for talent, the responsibilities of the NEOs, and perceptions of the Company’s current compensation programs. The Compensation Committee has assessed the independence of Pearl Meyer pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Pearl Meyer from independently representing the Compensation Committee.

Pearl Meyer, using the Company’s established peer group of companies, as well as developing and utilizing a Pearl Meyer alternative peer group of companies, performed a competitive analysis of total NEO compensation, conducted total remuneration analysis, reviewed severance and change-in-control provisions, and summarized annual and long-term incentive plan features among peer group companies.

Based on the information presented by Pearl Meyer and input from our President and CEO, the Compensation Committee exercised its business judgment as to setting base salaries, incentive compensation levels and equity grants for the NEOs.

ELEMENTS OF OUR COMPENSATION PROGRAM

Our Fiscal 2013 compensation program consisted of four elements: (i) base salary; (ii) annual incentives; (iii) long-term incentives; and (iv) other benefits. The Compensation Committee relies upon its judgment and, when appropriate, the Chief Executive Officer’s judgment of the other NEOs, and the recommendations of our consultant, Pearl Meyer, in determining the amount and mix of compensation elements and whether each particular payment or award (if applicable) provides an appropriate incentive and reward for performance that sustains and enhances stockholder value.

Base Salary. The Company provides NEOs with base salary to compensate them for services rendered during the fiscal year, and to provide each NEO with a degree of financial certainty and stability. Base salary is designed to provide competitive levels of compensation to NEOs based upon their experience, duties and scope of responsibilities.

Each NEO’s base salary is typically reviewed annually as part of the Company’s performance evaluation process as well as upon a promotion or other change in job responsibility. The Compensation Committee reviews base salary compensation levels for all NEOs by assessing (i) the current rate of compensation then being paid by the Company to each NEO, (ii) the compensation levels and salary trends for comparable positions within the applicable peer group of companies, (iii) the NEO’s qualifications and experience level, (iv) each NEO’s past performance and contribution to the Company, (v) future performance expectations, and (vi) the Chief Executive Officer’s recommendations. In addition, as an overall factor in approving base salaries, the Compensation Committee considers the Company’s continuing focus on general cost containment and the general business and economic environment with respect to the Company and businesses generally, including the Company’s current and anticipated financial results. The relative weight given to each of these factors varies with each individual as the Compensation Committee deems appropriate.

As part of its annual review of base salaries of NEOs, the Compensation Committee evaluated the Chief Executive Officer’s performance along with considering the peer company data and other factors described above. They further considered the Chief Executive Officer’s evaluation of the individual performance of each of the other NEOs, and the Chief Executive Officer’s recommendations relating to each of their base salary levels, as well as the peer company data and other factors described above. A significant factor in the Compensation Committee’s decisions, among others, was its conclusion that the existing base salaries of Ms. Kelley, Dr. Malik, Ms. Ferguson and Mr. Thayer should be increased to remain competitive, given existing business and economic circumstances. Based on its annual review of base salaries, the Compensation Committee determined to:

•	maintain the base salary of Dr. Carleone at its existing level of $500,000 for Fiscal 2013;

•	increase the base salary of Ms. Kelley from $250,000 for Fiscal 2012 to $275,000 for Fiscal 2013;

•	increase the base salary of Dr. Malik from $260,000 for Fiscal 2012 to $275,000 for Fiscal 2013;

•	increase the base salary of Ms. Ferguson from $230,000 for Fiscal 2012 to $240,000 for Fiscal 2013; and

•	increase the base salary of Mr. Thayer from $211,242 for Fiscal 2012 to $240,000 for Fiscal 2013.

Annual Incentive Compensation. The Company’s compensation program includes annual incentive compensation, in particular the potential for annual cash compensation which is at risk and dependent upon financial or other performance objectives (the “Annual Incentive Compensation”). Such Annual Incentive Compensation is generally made in accordance with the Annual Incentive Plan, which was adopted by the Board in March 2008.

The purpose of the Annual Incentive Plan is to provide an incentive for NEOs and certain other employees of the Company and its divisions and subsidiaries to meet or surpass the financial and performance goals of the Company for a particular fiscal year, including to (i) increase profitability of the Company, (ii) support achievement of the Company’s annual business plan, (iii) help ensure a competitive compensation program vis-à-vis other companies, (iv) provide an essential and meaningful pay-for-performance element within the Company’s compensation program, and (v) achieve the highest level of performance to further the Company’s goals, objectives, and strategies.

Under the terms of the Annual Incentive Plan, the Compensation Committee selects the NEOs who shall participate in the Annual Incentive Plan with respect to the particular fiscal year. In addition, under the terms of the Annual Incentive Plan, either the Compensation Committee or a committee composed of at least two independent members of the Board determines the financial objectives of the Company, the achievement of which shall result in the payment of Annual Incentive Compensation to an NEO. The Compensation Committee must subsequently approve any actual payment of Annual Incentive Compensation to an NEO. Moreover, any payment of such Annual Incentive Compensation may only be made following the completion of audited financial statements for the Company for the fiscal year to which the Annual Incentive Compensation relates. The Compensation Committee retains authority and discretion to determine whether the financial effects of unique or infrequent activities of the Company are to be included in the Company’s financial results for the purposes of measuring achievement of financial objectives and the Compensation Committee also retains authority and discretion to reduce or eliminate any Annual Incentive Compensation otherwise payable pursuant to the terms of the Annual Incentive Plan in such manner as it may determine in any particular fiscal year. Further, the Compensation Committee may consult with the Board or management or may seek ratification by the independent members of the Board with respect to actions in connection with the Annual Incentive Plan.

Typically, the financial objectives for this compensation element are based on consolidated or segment business performance. Annual Incentive Plan awards for NEOs are based on the Company’s full or partial achievement of established Adjusted EBITDA and ROCE objectives (collectively, “performance objectives”). The Compensation Committee, in conjunction with management, utilizes the Company’s annual business plan, which has been approved and adopted by the Board, to establish performance objectives and potential Annual Incentive Plan award amounts. In addition to the annual business plan, in making the determination of achievement levels, the Compensation Committee may consider the Company’s strategic plan, internal performance goals, other specific circumstances facing the Company and particular NEOs during the year and management’s recommendations. In this way, incentive compensation fulfills our compensation objective of supporting a performance-oriented environment that encourages both Company and individual achievement through seeking achievements that correlate to our annual business plan and other financial and performance goals, while also encouraging and rewarding superior individual performance.

For Fiscal 2013, the performance objectives approved by the Compensation Committee for the NEOs consisted of three levels of Adjusted EBITDA: Target, Target-Plus and Target-Max (consolidated Adjusted EBITDA in the case of Dr. Carleone, Ms. Kelley and Ms. Ferguson; Fine Chemicals segment Adjusted EBITDA in the case of Dr. Malik; and Specialty Chemicals segment Adjusted EBITDA in the case of Mr. Thayer); and a single performance level of ROCE.

“Adjusted EBITDA” is defined as net income (loss) from continuing operations before income tax expense (benefit), interest expense, loss on debt extinguishment, depreciation and amortization, share-based compensation and environmental remediation charges. “ROCE”, or Return on Capital Employed, is defined as the ratio of Adjusted Net Income over Capital Employed. “Adjusted Net Income” is the average of the net income for each of the years in the performance period, adjusted (i) to exclude interest expense and other finance related costs, net of tax, and (ii) to take into account other adjustments consistent with the definition of Adjusted EBITDA (e.g. remediation charges). “Capital Employed” is the average assets less current liabilities of the Company for the performance period, excluding (i) cash, (ii) assets and current liabilities associated with financing activities (e.g. debt issue costs, accrued interest, loans payable, and similar items), and (iii) deferred tax assets or current liabilities associated with items of Accumulated Other Comprehensive Income (Loss) on the Company’s balance sheet.

For Fiscal 2013, the Compensation Committee added the ROCE performance objective because ROCE measures a company’s success in generating returns from its available capital base. The Compensation Committee believes ROCE to be a comprehensive profitability measure because it employs both profit and balance sheet management concepts, thereby promoting value-added capital expenditures and working capital management.

The Compensation Committee established Fiscal 2013 Adjusted EBITDA performance objectives as follows: (i) Consolidated Target, $42.7 million, Consolidated Target-Plus, $43.7 million and Consolidated Target-Max, $44.8 million; (ii) Fine Chemicals segment Target, $19.6 million, Fine Chemicals segment Target-Plus, $20.2 million and Fine Chemicals segment Target-Max, $20.9 million; (iii) Specialty Chemicals segment Target, $37.9 million, Specialty Chemicals segment Target-Plus, $39.2 million and Specialty Chemicals segment Target-Max, $40.4 million. The Compensation Committee established the Fiscal 2013 ROCE Objective as 9%.

The financial objectives were set taking into account various factors, including overall current and projected financial results of the Company and broader goals of the Company, such as the Company’s strategic plan, internal performance goals, cost-containment goals and other goals as reflected in the annual business plan. The Target performance objective is consistent with the goals set forth in the Company’s annual business plan. The Target-Plus and Target-Max performance objectives were established in excess of the goals set forth in the Company’s annual business plan, and are designed as stretch goals to encourage optimal performance by our NEOs. The Compensation Committee believed that the Target-Plus and Target-Max levels were achievable if the NEOs, individually and collectively, promoted lean manufacturing where applicable, broadened the scope of customers with expanded business development efforts, aggressively managed strategic research and development projects, instituted and maintained cost reductions and, as a result, increased value for our stockholders.

If the Target Adjusted EBITDA performance objectives were not achieved (Consolidated Target in the case of Dr. Carleone, Ms. Kelley and Ms. Ferguson, Fine Chemicals segment Target in the case of Dr. Malik, and Specialty Chemicals segment Target in the case of Mr. Thayer), regardless of whether the ROCE performance objective was achieved, then no Annual Incentive Compensation would be paid under the Annual Incentive Plan. If one of the three levels of Adjusted EBITDA performance objectives was achieved, the NEOs were eligible to receive a payment under the Annual Incentive Plan equal to 80% of their total potential Annual Incentive Plan award for the achieved level. If the ROCE performance objective was also achieved, the NEOs were eligible to receive the remaining 20% of their total potential Annual Incentive Plan award for the achieved level. The Compensation Committee established Fiscal 2013 potential Annual Incentive Plan awards for the NEOs as follows:

Fiscal 2013 Potential Annual Incentive Plan Awards
Name	Annual Base Salary as of October 1, 2012	Maximum Award as a % of Base	If Target Performance Objective Achieved ($)	If Target-Plus Performance Objective Achieved ($)	If Target-Max Performance Objective Achieved ($)

Joseph Carleone, Ph.D.	$500,000	100%
For Adjusted EBITDA			$200,000	$300,000	$400,000
For ROCE			$50,000	$75,000	$100,000
Dana M. Kelley	$250,000	75%
For Adjusted EBITDA			$75,000	$112,500	$150,000
For ROCE			$18,750	$28,125	$37,500
Aslam Malik, Ph.D.	$260,000	100%
For Adjusted EBITDA			$104,000	$156,000	$208,000
For ROCE			$26,000	$39,000	$52,000
Linda G. Ferguson	$230,000	75%
For Adjusted EBITDA			$69,000	$103,500	$138,000
For ROCE			$17,250	$25,875	$34,500
Dave A. Thayer	$211,242	75%
For Adjusted EBITDA			$63,373	$95,059	$126,745
For ROCE			$15,843	$23,765	$31,686

See “Summary Compensation (Fiscal 2013)” below for information on the Annual Incentive Compensation paid to the NEOs during Fiscal 2013.

Long-term Incentives. Generally, long-term incentive awards to NEOs are designed to advance the long term interests of the Company by (i) attracting and retaining NEOs, (ii) aligning the long-term interests of NEOs with those of the Company’s stockholders, (iii) further encouraging the sense of proprietorship in the Company by providing NEOs an opportunity to build a meaningful equity position in the Company, and (iv) stimulating an active interest of NEOs in the development and financial success of the Company by providing them with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business, thereby increasing stockholder value.

The Compensation Committee typically determines long-term incentive grants to NEOs under the 2008 Plan during the first quarter of a fiscal year, in particular to align such awards with the Company’s newly adopted business plan for the fiscal year and to maximize the incentivizing effect on the NEOs to promote the long-term success of the Company’s business over the remainder of the then current fiscal year and through subsequent fiscal years during which any such awards are vesting. Additionally, long-term incentive awards may be granted to NEOs from time to time at the discretion of the Compensation Committee, such as in connection with a promotion or increase in job responsibilities. The amount, frequency and terms of awards under the 2008 Plan may vary based on competitive practices, our operating results, government regulations and availability of authorized shares under the 2008 Plan and other business and economic factors.

The size and type(s) of long-term incentive awards under the 2008 Plan are determined by the Compensation Committee, based, in the case of NEOs other than the Chief Executive Officer, upon recommendations from the Chief Executive Officer to the Compensation Committee, and consultation with Pearl Meyer. The size of equity awards are set at levels that are intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company, the individual’s personal performance in recent periods and his or her potential for future responsibility and success with the Company. The type(s) of long-term incentive awards, and mix of different forms of awards, such as the mix of stock options, restricted stock and cash-settled restricted stock units, may be based on various factors, including general trends in the marketplace, including (in some cases) long-term incentive award trends among the Company’s applicable peer group of companies. The relevant weight given to each of these factors varies from individual to individual.

For Fiscal 2013, the Compensation Committee determined to grant a mixture of stock options, restricted stock and restricted stock units to our NEOs. The stock options and restricted stock, as in prior years, will vest over a three-year period in equal annual installments beginning on the first anniversary of the date of grant, provided that, upon an individual’s normal retirement, all unvested equity awards would become immediately vested. The Compensation Committee believes that such time-based equity awards reward long-term strategic management and foster the enhancement and improvement of stockholder value.

For Fiscal 2013, the Compensation Committee also granted Restricted Stock Unit (Performance Unit) Awards (“RSUs”) pursuant to the 2008 Plan to our NEOs. The RSUs are subject to vesting based upon the achievement of minimum, target or maximum levels of ROCE (as defined above) over a two-year performance period that commenced October 1, 2012. The RSUs settle in an amount of cash equal to the number of restricted stock units for the achieved ROCE level multiplied by the closing price of the Company’s stock on the date the award becomes fully vested. For the RSUs granted in Fiscal 2013, the Compensation Committee approved the ROCE target levels and potential award amounts for the NEOs as follows:

Fiscal 2013 Restricted Stock Unit Awards – Potential Payouts [1]
	Restricted Stock Units
Name	If Minimum ROCE Achieved (#)	If Target ROCE Achieved (#)	If Maximum ROCE Achieved (#)
Joseph Carleone, Ph.D.	14,852	19,803	29,705
Dana M. Kelley	7,426	9,902	14,852
Aslam Malik, Ph.D.	4,456	5,941	8,911
Linda G. Ferguson	7,426	9,902	14,852
Dave A. Thayer	4,456	5,941	8,911

1	Payouts will be settled in cash equal to the number of RSUs for the achieved ROCE level multiplied by the closing price of the Company’s stock on September 30, 2014.

The Compensation Committee believes that such performance-based awards will provide incentives to encourage long-term planning and execution that is more fully aligned with the interests of all stockholders. The two-year performance-based vesting requirement for the RSUs is intended to motivate executives to make decisions that enhance our profitability because vesting of 100% of the RSUs is contingent on the Company achieving one of the three levels of ROCE for the RSUs granted in Fiscal 2013. Such awards compliment the time-based stock options and restricted stock with three-year vesting periods, which are designed in part to encourage long-term retention.

See the “Grants of Plan-Based Awards (Fiscal 2013)” below for information on the number of stock options, shares of restricted stock and restricted stock units granted to the NEOs during Fiscal 2013.

Discretionary Bonuses. The Compensation Committee has the authority to award discretionary bonuses to the NEOs. Such discretionary bonuses are intended to compensate an NEO for achieving specific financial, strategic or operational goals. Discretionary bonuses are paid in cash in an amount reviewed and approved by the Compensation Committee. The Compensation Committee considers the recommendations of the Chief Executive Officer with respect to discretionary bonuses for NEOs other than the Chief Executive Officer. No such awards were made during Fiscal 2013.

Other Benefits. The Company provides certain NEOs with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with the Company’s overall compensation program to better enable the Company to attract and/or retain superior employees for key positions, align our compensation program with competitive practices of other companies, and to aid NEOs in their execution of Company business. Perquisites and other benefits represent a small part of the Company’s overall compensation package. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs.

Car allowances are provided to key employees, including our NEOs, in the amount of $16,800 per year. Upon relocation, the Company may pay key officers for certain relocation expenses, which may include temporary housing costs, costs for storage of household goods, reimbursements for household sales costs and other relocation costs.

Additional detail on these perquisite amounts, as applicable, are set forth in the table under “Summary Compensation (Fiscal 2013)” below.

In addition, various employee benefit programs are provided to our NEOs, including health insurance benefits, life insurance benefits, and group life and long-term disability coverage, under plans generally available to all other salaried employees.

The Company maintains three defined benefit pension plans which cover substantially all of its U.S. employees: the Amended and Restated American Pacific Corporation Defined Benefit Pension Plan, as amended to date (the “AMPAC Plan”), the Ampac Fine Chemicals LLC Pension Plan for Salaried Employees, as amended to date (the “AFC Salaried Plan”), and the Ampac Fine Chemicals LLC Pension Plan for Bargaining Unit Employees, as amended to date (the “AFC Bargaining Plan” and collectively, the “Pension Plans”). Additionally, the Company maintains the American Pacific Corporation Supplemental Executive Retirement Plan (the “SERP”), as amended and restated, effective October 1, 2007, as well as the American Pacific Corporation 401(k) Plan (the “AMPAC 401(k) Plan”) and the Ampac Fine Chemicals LLC Bargaining Unit 401(k) Plan (collectively, the “401(k) plans”). The defined benefit pension plans have historically been generally available to all U.S. employees of the Company. The employees of AFC have also historically received Company matching contributions in the 401(k) plans. In May 2010, the Board approved amendments to our defined benefit pension plans which effectively closed them to participation by any new employees. Retirement benefits for existing U.S. employees and retirees through June 30, 2010 were not affected by this change. Beginning July 1, 2010, new U.S. employees began participating solely in one of the Company’s 401(k) plans and receive Company matching contributions in lieu of participation in the pension plans. Dr. Carleone, Ms. Kelley and, Ms. Ferguson participate in the AMPAC Plan, the AMPAC 401(k) Plan and the SERP, Mr. Thayer participates in the AMPAC Plan and the AMPAC 401(k) Plan, and as an employee of the Fine Chemicals segment, Dr. Malik participates in the AFC Salaried Plan and received matching contributions with respect to his interests in the AMPAC 401(k) Plan.

Although the retirement benefits vary between business segments, the total value of the retirement benefit provided by the Company to each employee is designed to be competitive, whether participating in the Pension Plans, the 401(k) plans, or both. The Company adopted the Pension Plans, the 401(k) plans and the SERP as an additional means to attract and retain employees and to provide a competitive level of retirement benefits. The Pension Plans, the 401(k) plans and the SERP provide employees, including applicable NEOs, the opportunity to plan for future financial needs during retirement. For more detailed discussion on the Pension Plans and the SERP, see “Retirement Benefits” below.

The Company has entered into severance arrangements with each of the NEOs pursuant to which such NEOs are entitled to payments and benefits upon the occurrence of specified events, including termination of employment and upon a change of control of the Company or a “Corporate Transition” (as defined in the applicable severance arrangement). Information regarding applicable payments under such arrangements for the NEOs is provided under the heading “Employment, Change-of-Control and Severance Agreements” below. These severance arrangements are designed to attract and/or retain highly qualified individuals who are capable of making significant contributions to the long-term success of the Company while also promoting stability and continuity of senior management. No changes were made to these severance arrangements during Fiscal 2013, other than as discussed below in the case of Dr. Malik and Mr. Thayer’s entering into severance agreements with the Company.

TAX CONSIDERATIONS

In designing our compensation program, we take into consideration the accounting and tax effect that each element will or may have on the Company and our employees.

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits our federal income tax deduction for compensation in excess of $1,000,000 paid to certain NEOs in any fiscal year. This limitation applies only to compensation which is not considered to be “qualified performance-based compensation” paid to our Chief Executive Officer or to any of our other three most highly compensated executive officers. With the exception of our Chief Executive officer, non-performance based compensation paid to our NEOs for Fiscal 2013 did not exceed the $1,000,000 limit per NEO. While the Compensation Committee attempts to maximize the deductibility of compensation paid to the NEOs, the Compensation Committee retains the flexibility necessary to provide total compensation in line with competitive practice, our compensation philosophy, and the interests of stockholders. Therefore, we may from time to time pay compensation to its executive officers that may not be deductible under Section 162(m).

SUMMARY COMPENSATION (FISCAL 2013)

The following table includes information concerning compensation for the fiscal year ended September 30, 2013, in reference to the NEOs, which includes required disclosure related to the Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers of the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary [1] ($)	Bonus ($)	Stock Awards [2] ($)	Option Awards [2] ($)	Non-Equity Incentive Plan Compensation [3] ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compensation [4] ($)	Total ($)

Joseph Carleone, Ph.D. Chairman, President & Chief Executive Officer	2013 2012 2011	$490,385 $500,000 $500,000	-- --	$67,500 $38,050 --	$33,754 $51,957 --	$500,000 $500,000 $500,000	$1,047,000 $423,000 $328,000	$23,085 $22,964 $20,121	$2,161,724 $1,535,971 $1,348,121

Dana M. Kelley Vice President, Chief Financial Officer & Treasurer	2013 2012 2011	$263,462 $250,000 $250,000	-- $75,000 [5] --	$33,750 $38,050 --	$16,877 $34,638 --	$187,500 $125,000 $125,000	$155,000 $389,000 $135,000	$16,449 $17,336 $17,179	$673,038 $929,024 $527,179

Aslam Malik, Ph.D. President, Ampac Fine Chemicals, and Vice President	2013 2012 2011	$270,963 $260,004 $260,004	-- -- --	$20,245 $22,830 --	$10,130 $17,319 --	$260,000 $260,000 --	[6] $184,000 $96,000	$12,721 $12,298 $11,756	$574,059 $756,451 $367,760

Linda G. Ferguson Vice President-Administration and Secretary	2013 2012 2011	$232,885 $230,000 $230,000	-- -- --	$33,750 $38,050 --	$16,877 $34,638 --	$172,500 $115,000 $115,000	$775,000 $96,000 $104,000	$19,849 $19,543 $20,293	$1,250,861 $533,231 $469,293

Dave A. Thayer President, AMPAC Utah Operations, and Vice President	2013 2012 2011	$228,196 $209,211 $203,117	-- -- --	$20,245 $22,830 --	$10,130 $17,319 --	$158,432 $101,559 $101,559	[7] $266,000 $162,000	$17,287 $17,627 $17,373	$434,290 $634,546 $484,049

1

Represents the actual cash amounts paid based on payroll for each fiscal year. During Fiscal 2013, the Company transitioned from a semi-monthly to a bi-weekly payroll cycle, which affected the timing of receipt of salary earned during Fiscal 2013 for our NEOs other than Dr. Malik.

2

Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, for awards granted both in and prior to Fiscal 2013, if any. For Fiscal 2013, the assumptions used in determining the dollar values, are set forth in Note 2 of our audited consolidated financial statements included in our Annual Report on Form 10-K for Fiscal 2013.

3

Represents the dollar value of the Annual Incentive Plan award earned by each NEO. See “Compensation Discussion and Analysis—Elements of Our Compensation Program—Annual Incentive Compensation” for more information on these awards for Fiscal 2013.

4	See detail for All Other Compensation for Fiscal 2013 below.

All Other Compensation
	Auto Allowance	Imputed Income for Group Term Life Insurance	401(k) Employer Contribution	Gym Membership	Service Award
Joseph Carleone, Ph.D.	$16,100	$6,985	--	--	--
Dana M. Kelley	$16,100	$349	--	--	--
Aslam Malik, Ph.D.	--	$543	$12,178	--	--
Linda G. Ferguson	$16,100	$3,749	--	--	--
Dave A. Thayer	$16,100	$827	--	$330	$30

5	A discretionary cash bonus was awarded to Ms. Kelley in recognition of her leadership and management of the successful divestiture of our Aerospace Equipment segment.

6	For Fiscal 2013, Dr. Malik’s present value of accumulated benefit decreased in aggregate by $99,000 due primarily to a change in the discount rate assumption from Fiscal 2012 to Fiscal 2013.

7	For Fiscal 2013, Mr. Thayer’s present value of accumulated benefit decreased in aggregate by $113,000 due primarily to a change in the discount rate assumption from Fiscal 2012 to Fiscal 2013.

GRANTS OF PLAN-BASED AWARDS (FISCAL 2013)

The following table sets forth certain information with respect to the plan-based awards granted during Fiscal 2013 to our NEOs.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards [2]			Estimated Future Payouts Under Equity Incentive Plan Awards [3]			Stock Awards: Number of Shares of Stock [4] (#)	All Other Option Awards: Number of Securities Underlying Options [5] (#)
Name	Award Type [1]	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)			Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards

J. Carleone	AIC		$250,000	$375,000	$500,000	--	--	--	--	--	--	--
	ISO	12/11/12	--	--	--	--	--	--	--	6,238	$11.93	$33,754 [6]
	RS	12/11/12	--	--	--	--	--	--	5,658	--	--	$67,500 [7]
	RSU	12/11/12	--	--	--	14,852	19,803	29,705	--	--	--	$354,381 [8]

D. Kelley	AIC		$93,750	$140,625	$187,500	--	--	--	--	--	--	--
	ISO	12/11/12	--	--	--	--	--	--	--	3,119	$11.93	$16,877 [6]
	RS	12/11/12	--	--	--	--	--	--	2,829	--	--	$33,750 [7]
	RSU	12/11/12	--	--	--	7,426	9,902	14,852	--	--	--	$177,184 [8]

A. Malik	AIC		$130,000	$195,000	$260,000	--	--	--	--	--	--	--
	ISO	12/11/12	--	--	--	--	--	--	--	1,872	$11.93	$10,130 [6]
	RS	12/11/12	--	--	--	--	--	--	1,697			$20,245 [7]
	RSU	12/11/12	--	--	--	4,456	5,941	8,911	--	--	--	$106,308 [8]

L. Ferguson	AIC		$86,250	$129,375	$172,500	--	--	--	--	--	--	--
	ISO	12/11/12	--	--	--	--	--	--	--	3,119	$11.93	$16,877 [6]
	RS	12/11/12	--	--	--	--	--	--	2,829	--	--	$33,750 [7]
	RSU	12/11/12	--	--	--	7,426	9,902	14,852	--	--	--	$177,184 [8]

D. Thayer	AIC		$79,216	$118,824	$158,432	--	--	--	--	--	--	--
	ISO	12/11/12	--	--	--	--	--	--	--	1,872	$11.93	$10,130 [6]
	RS	12/11/12	--	--	--	--	--	--	1,697	--	--	$20,245 [7]
	RSU	12/11/12	--	--	--	4,456	5,941	8,911	--	--	--	$106,308 [8]

1	Award types include: Annual Incentive Compensation (AIC), Incentive Stock Options (ISO), Restricted Stock (RS), and cash-settled Restricted Stock Units (RSU).

2

Represents the range of potential payouts for Fiscal 2013 under the Annual Incentive Plan based on attainment of both Adjusted EBITDA and ROCE performance targets established by the Compensation Committee. The amounts shown in the “threshold” column represent the amounts of cash award payable to each NEO if the Target level performance objective is attained. The amounts shown in the “target” column represent the amounts of cash award payable to each NEO if the Target-Plus level performance objective is attained. The amounts shown in the “maximum” column represent the amounts of cash award payable to each NEO if the Target-Max level performance objective is attained. Please see the “Compensation Discussion and Analysis–Elements of our Compensation Program–Annual Incentive Compensation” for more information regarding these potential awards and performance measures.

3

Represents the underlying shares for the RSUs granted under the 2008 Plan that will be used to determine the payout amount for each NEO. The RSUs will be settled in cash, and the payout, if any, will occur at the end of the two-year performance period (October 1, 2012 through September 30, 2014) and is calculated as the number of RSUs for the achieved performance level, multiplied by the closing price of the Company’s stock on the date the award becomes fully vested. If there is a payout, “threshold” represents the lowest possible payout, “Target” represents the median possible payout, and “Maximum” reflects the highest possible payout. Please see the “Compensation Discussion and Analysis–Elements of our Compensation Program–Long-Term Incentive Compensation” for more information regarding these potential awards and performance measures.

4

Represents awards of restricted stock granted by the Compensation Committee on December 11, 2012 under the 2008 Plan. Each award vests in 3 approximately equal annual installments, which vesting began on December 11, 2013, provided that, upon a recipient’s normal retirement, all otherwise then unvested shares as of such date with respect to the award shall become immediately vested as of immediately prior to such recipient’s retirement from continuous service for such normal retirement. For purposes of each award, normal retirement is defined as retirement from continuous service to the Company or any subsidiary as an employee, director or consultant on or after the normal retirement date specified in the applicable pension plan of the Company or subsidiary or if no such pension plan, age 65. Please see the discussion above under “Equity Compensation Plans” and “Employment, Change-of-Control and Severance Agreements” for more information regarding the terms of awards under the 2008 Plan and the effect of any change-of-control or severance arrangements of the NEOs on such awards.

5

Represents awards of options to purchase shares of common stock granted by the Compensation Committee on December 11, 2012 under the 2008 Plan. Each award vests in 3 approximately equal annual installments, which vesting began on December 11, 2013, provided that, upon a recipient’s normal retirement, all otherwise then unvested options as of such date with respect to the award shall become immediately vested as of immediately prior to such recipient’s retirement from continuous service for such normal retirement. For purposes of each award, normal retirement is defined as retirement from continuous service to the Company or any subsidiary as an employee, director or consultant on or after the normal retirement date specified in the applicable pension plan of the Company or subsidiary or if no such pension plan, age 65. Please see the discussion above under “Equity Compensation Plans” and “Employment, Change-of-Control and Severance Agreements” for more information regarding the terms of awards under the 2008 Plan and the affect of any change-of-control or severance arrangements of the NEOs on such awards.

6

Value reflects the grant date fair value using the Black-Scholes model. The Black-Scholes weighted average grant date fair value per share of options was $5.4111. Assumptions used in the Black-Scholes model are as follows: volatility of 49.0%, a risk-free rate of 0.64%, a dividend yield of 0%, and an expected term of 5.7 years.

7	Value reflects the grant date fair value, which was determined using the closing price of $11.93 per share of our common stock on the grant date.

8	Value reflects the grant date fair value, which was determined using closing price of $11.93 per share of our common stock on the grant date, for the maximum level of RSUs.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (FISCAL 2013)

The following table includes certain information with respect to all unexercised options and stock awards previously awarded to our NEOs as of September 30, 2013.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested [1] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [1] ($)

Joseph Carleone, Ph.D.	10,000 20,000 10,000 5,000 -- --	-- -- -- 10,000 6,238 --	[2] [3]	$7.50 $11.25 $7.15 $7.61 $11.93 --	10-15-2016 11-03-2018 11-10-2019 12-13-2021 12-11-2022 --	-- -- -- 3,333 5,658 --	[4] [5]	-- -- -- $182,515 $309,832 --	-- -- -- -- -- 29,705	[6]	-- -- -- -- -- $1,626,646

Dana M. Kelley	9,000 10,000 10,000 3,334 -- --	-- -- -- 6,666 3,119 --	[2] [3]	$7.79 $11.25 $7.15 $7.61 $11.93 --	10-01-2016 11-03-2018 11-10-2019 12-13-2021 12-11-2022 --	-- -- -- 3,333 2,829 --	[4] [5]	-- -- -- $182,515 $154,916 --	-- -- -- -- -- 14,852	[6]	-- -- -- -- -- $813,296

Aslam Malik, Ph.D.	7,500 5,000 5,000 1,667 -- --	-- -- -- 3,333 1,872 --	[2] [3]	$4.21 $11.25 $7.15 $7.61 $11.93 --	11-30-2015 11-03-2018 11-10-2019 12-13-2021 12-11-2022 --	-- -- -- 2,000 1,697 --	[4] [5]	-- -- -- $109,520 $92,928 --	-- -- -- -- -- 8,911	[6]	-- -- -- -- -- $487,966

Linda G. Ferguson	10,893 10,000 10,000 3,334 -- --	-- -- -- 6,666 3,119 --	[2] [3]	$6.34 $11.25 $7.15 $7.61 $11.93 --	9-13-2015 11-03-2018 11-10-2019 12-13-2021 12-11-2022 --	-- -- -- 3,333 2,829 --	[4] [5]	-- -- -- $182,515 $154,916 --	-- -- -- -- -- 14,852	[6]	-- -- -- -- -- $813,296

Dave A. Thayer	5,000 5,000 5,000 1,667 -- --	-- -- -- 3,333 1,872 --	[2] [3]	$6.34 $11.25 $7.15 $7.61 $11.93 --	9-13-2015 11-03-2018 11-10-2019 12-13-2021 12-11-2022 --	-- -- -- 2,000 1,697 --	[4] [5]	-- -- -- $109,520 $92,928 --	-- -- -- -- -- 8,911	[6]	-- -- -- -- -- $487,966

1	Value determined using the closing price of our common stock on September 30, 2013, which was $54.76 per share.

2	These options vest in two equal annual installments beginning on December 13, 2013.

3	These options vest in three equal annual installments beginning on December 11, 2013.

4	These restricted shares vest in two equal installments beginning on December 13, 2013.

5	These restricted shares vest in three equal annual installments beginning December 11, 2013.

6

Represents the maximum RSUs awarded on December 11, 2013. The RSUs will be settled in cash, and the payout, if any, will occur at the end of the two-year performance period (October 1, 2012 through September 30, 2014).

OPTION EXERCISES AND STOCK VESTED (FISCAL 2013)

The following table includes certain information with respect to each exercise of options and vesting of stock held by our NEOs during Fiscal 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Joseph Carleone, Ph.D.	--	--	4,000	$46,773
Dana M. Kelley	--	--	3,333	$38,896
Aslam Malik, Ph.D.	--	--	2,666	$31,205
Linda G. Ferguson	9,107	$153,675	3,333	$38,896
Dave A. Thayer	--	--	1,000	$11,530

RETIREMENT BENEFITS

AMPAC Plan. Under the AMPAC Plan, eligible employees, including employees who are directors and NEOs, are entitled to receive a pension benefit based upon their years of service and their “Average Compensation.” The term “Average Compensation” is defined to be the average of the employee’s earnings, including base salary, bonuses and any other cash amounts, for the sixty consecutive months of employment during which the employee’s compensation was the highest, subject to applicable limitations provided by law. Effective January 1, 1994, the applicable limitation on compensation was $150,000 subject to adjustment for inflation in future years. During the calendar year 2013, the applicable limitation, adjusted for inflation, amounted to $255,000. The normal annual retirement benefit provided under the AMPAC Plan (if a participant retires at or after the later of achieving age 65 or five years after the participant commenced participation in the plan) is generally two percent of each employee’s Average Compensation, plus 0.65 percent of each employee’s Average Compensation in excess of the applicable covered compensation, for each year of service, up to 20 years. In lieu of his or her normal annual retirement benefit, a participant who has attained age 55 and has completed at least 10 years of eligible service may generally elect to receive a monthly benefit equal to his or her accrued benefit as of the retirement date, reduced by 0.25% for each calendar month or portion thereof that the participant’s early retirement date precedes his or her normal retirement date (i.e., the later of age 65 and 5 years of participation in the plan). If a plan participant retires due to disability, the participant is entitled to receive a monthly disability retirement benefit commencing on the retirement date equal to his or her vested accrued benefit calculated as if the participant had continued employment through his or her normal retirement date and as if his or her compensation had remained constant through that date. Furthermore, if a plan participant dies during his or her period of employment and is otherwise vested in benefits under the plan, his or her beneficiary will generally be entitled to receive the participant’s benefit under the plan. The covered compensation is derived from the “1988 Social Security Table Wage Base” and varies depending upon each individual’s year of birth. During calendar 2013, the maximum benefit under the AMPAC Plan is limited to the lesser of 100 percent of the Average Compensation or the sum of $205,000. Eligible employees become vested in their pension benefits as they complete years of service in the employ of the Company or its subsidiaries, and are fully vested after seven years of service with the Company and its subsidiaries. Unless the participant elects an alternative form of payment pursuant to the terms of the plan (e.g., as a qualified joint and survivor annuity, specified period certain and life annuity or single sum distribution), benefits payable under the plan are paid in the form of a monthly straight-life annuity that terminates upon the death of the participant. A participant who separates from service or retires with a vested accrued benefit under the plan is paid an immediate or deferred monthly annuity or the actuarial equivalent of that benefit in a single sum, if the actuarial equivalent of the participant’s benefit does not exceed $10,000, subject to certain limitations, and such payment is in lieu of any other benefits otherwise payable under the plan. Dr. Carleone, Ms. Kelley, Ms. Ferguson and Mr. Thayer participate in the AMPAC Plan.

AFC Salaried Plan. Under the AFC Salaried Plan, eligible employees, including employees who may be directors and NEOs, are entitled to receive a pension benefit based upon their years of service and their earnings and “Average Earnings.” The term “Average Earnings” is defined to be the average of a participant’s earnings for the five consecutive plan years that produces the greatest average, subject to applicable limitations provided by law. Effective January 1, 1994, the applicable limitation on compensation was $150,000 subject to adjustment for inflation in future years. During the calendar year 2013, the applicable limitation, adjusted for inflation, amounted to $255,000. The annual retirement benefit provided under the plan is the accrued benefit at November 30, 2005 earned under the GenCorp Inc. Program “D”, plus 1.625% of each year’s annual earnings up to the average social security wage base (“ASSWB”) for service up to 35 years, plus 2.0% of each year’s annual earnings in excess of ASSWB for service up to 35 years, plus 2.0% of each year’s annual earnings for service over 35 years. The ASSWB is the average of all the social security wage bases over a 35-year period, rounded to a multiple of $600. The minimum benefit is equal to 1.125% of Average Earnings up to the ASSWB times years of credited service up to 35 years, plus 1.5% of Average Earnings in excess of the ASSWB times credited service up to 35 years, plus 1.5% of Average Earnings times credited service over 35 years. The ultimate benefit is reduced by the retirement benefit earned as of November 30, 1999 under the Aerojet-General Corporation Consolidated Pension Plan. The covered compensation is derived from the “1988 Social Security Table Stating Wage Base” and varies depending upon each individual’s year of birth. During calendar 2013, the maximum benefit under the AFC Salaried Plan is limited to the lesser of 100 percent of Average Earnings or the sum of $205,000. Eligible employees become vested in their pension benefits as they complete years of service in the employ of the Company or its subsidiaries, and are fully vested after five years of cumulative service with the Company and its subsidiaries. Unless the participant elects an alternative form of payment pursuant to the terms of the plan (e.g., as a qualified joint and survivor annuity or a specified period certain and life annuity), benefits payable under the plan are paid in the form of a monthly straight-life annuity that terminates upon the death of the participant. A participant who separates from service or retires with a vested accrued benefit under the plan is paid an immediate or deferred monthly annuity, or the actuarial equivalent of that benefit in a single sum, if the monthly benefit is less than $40 and the actuarial equivalent of the participant’s benefit does not exceed $5,000, subject to certain limitations, and such payment is in lieu of any other benefits otherwise payable under the plan. Dr. Malik is the only NEO that participates in the AFC Salaried Plan. Consequently, were Dr. Malik to have terminated his employment as of September 30, 2013, he would have been entitled to a deferred annuity, first payable upon his attaining age 55, equal in amount to $31,875 annually.

SERP. The SERP is a non-qualified benefit plan adopted by the Board in order to provide certain executives with total pension benefits that are determined without regard to the dollar limitations that apply under the Internal Revenue Code of 1986, as amended, to benefits provided under tax-qualified plans, such as the AMPAC Plan. For tax-qualified plans, the Internal Revenue Code of 1986, as amended, limits the amount of a participant’s compensation that may be taken into account in calculating a participant’s benefit, and also limits the amount of the overall pension benefit that can be paid to the participant. The Board adopted the SERP in part because it believes that it is appropriate to provide a total pension benefit (the benefit derived from the AMPAC Plan plus the SERP) to certain NEOs that is determined based on each NEO’s total compensation and service with the Company without regard to the Internal Revenue Code limitations that apply under the AMPAC Plan. Therefore, the SERP is designed to provide a participant with a benefit that is not subject to the tax-qualified plan dollar limitations, although it is reduced by the benefit provided to that participant under the AMPAC Plan. The Board also adopted the SERP as an additional means to attract and retain employees and to provide a competitive level of pension benefits.

The annual retirement benefit provided under the SERP at normal retirement age (i.e., the later of age 65 and 5 years of participation in the plan) for the NEOs who participated in the plan as of September 30, 2013 is 5% of Final Average Compensation times years of service with the Company, up to a maximum of 15 years of service, reduced by the participant’s benefit under the AMPAC Plan. The SERP generally defines “Final Average Compensation” as the average of the employee’s wages, salary and bonuses, for the three consecutive years of employment during which the employee’s compensation was the highest. A participant becomes fully vested in the SERP benefit upon attainment of the age of 55 and 5 years of service. Unless the participant elects an alternative form of payment pursuant to the terms of the SERP (e.g., as a qualified joint and survivor annuity or a specified period certain and life annuity), benefits payable under the SERP are paid in the form of a monthly straight-life annuity that terminates upon the death of the participant. Dr. Carleone, Ms. Kelley and Ms. Ferguson participate in the SERP.

PENSION BENEFITS (FISCAL 2013)

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit [2]	Payments During Last Fiscal Year

Joseph Carleone, Ph.D.	AMPAC Plan SERP	7 7	$423,000 $2,600,000	$0

Dana M. Kelley	AMPAC Plan SERP	8 8	$336,000 $713,000	$0

Aslam Malik, Ph.D.	AFC Salaried Plan	22 [1]	$455,000	$0

Linda G. Ferguson	AMPAC Plan SERP	28 28	$1,497,000 $1,630,000	$0

Dave A. Thayer	AMPAC Plan	30	$971,000	$0

1

Dr. Malik has been a participant in the AFC Salaried Plan for a period in excess of his employment with the Company. The years of service prior to fiscal 2006 are attributed to Dr. Malik’s employment with Aerojet Fine Chemicals LLC. As part of the Company’s acquisition of the AFC business of GenCorp Inc. through the purchase of substantially all of the assets of Aerojet Fine Chemicals LLC and the assumption of certain of its liabilities, Dr. Malik received credit for service and pay history with Aerojet Fine Chemicals LLC. The final benefit he receives is reduced by the benefit he earned under the Aerojet General Corporation Consolidated Pension Plan as of November 30, 1999, acquired by the Company as part of the 2005 acquisition of the AFC business.

2

Present value was calculated for each of the AMPAC Plan, AFC Salaried Plan and SERP using RP2000 Healthy Annuitant Table projected to 2020 for annuitants and RP-2000 Employees Table projected to 2028 for non-annuitants and a 5.25% discount rate for the AMPAC Plan, 5.38% for the AFC Salaried Plan, 4.67% for the SERP and based on the assumption that NEOs will remain in service through normal retirement, as applicable, as well as the other assumptions included in Note 8 of our audited consolidated financial statements included in our Annual Report on Form 10-K for Fiscal 2013.

EMPLOYMENT, CHANGE-OF-CONTROL AND SEVERANCE AGREEMENTS

Our Company’s Amended and Restated 2001 Stock Option Plan (the “2001 Plan”) and 2008 Plan, in which our NEOs participate, have change in control provisions, and awards under the 2008 Plan to date have included provisions for accelerated vesting upon normal retirement. Our SERP, in which Dr. Carleone, Ms. Kelley and Ms. Ferguson participate, has change of control provisions and our AMPAC Plan, in which Dr. Carleone, Ms. Kelley, Ms. Ferguson and Mr. Thayer participate, provides for payments under certain circumstances in connection with early or normal retirement as well as in connection with certain other terminations. Each of the NEOs is also subject to agreements that provide compensation or continuation of benefits as a result of certain identified triggering events.

The following disclosure is provided as though the assumed triggering event occurred on September 30, 2013, which was the last business day of Fiscal 2013. Amounts reflected herein do not reflect tax withholding and similar tax obligations that would apply to any such payments, and do not reflect amounts that would have been due and owing to the individual as of the applicable date due to services rendered through such date. The table below under the heading “Potential Payments Upon Termination or Change-In-Control (Fiscal 2013)” sets forth the estimated amount of payments and other benefits each NEO would be entitled to receive upon the occurrence of the indicated event, assuming that the event occurred on September 30, 2013, pursuant to those arrangements described below.

2001 Plan. All options granted to the NEOs under the 2001 Plan were fully vested prior to the end of Fiscal 2013, and, consequently, none of such awards would be affected by the change of control provision under the plan. However, the 2001 Plan does provide that the administrator of the 2001 Plan, which is currently the Compensation Committee, may determine that, upon the occurrence of a change in control of the Company, each outstanding option shall terminate within a specified number of days after notice to the optionee thereunder, and each such optionee shall receive, with respect to each share of stock subject to such option, an amount in cash equal to the excess of the fair market value of such shares immediately prior to such change in control over the exercise price per share of such option.

2008 Plan. Pursuant to the terms of the 2008 Plan, the Compensation Committee, as the current administrator of the 2008 Plan, has the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an award or any time while an award under the 2008 Plan remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2008 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a Corporate Transaction or Change in

Control, on such terms and conditions as the Compensation Committee may specify, provided that such vesting or such release, as applicable, shall be conditional on an actual Corporate Transaction or Change in Control occurring. Dr. Carleone, in his employment contract, and Ms. Kelley, Dr. Malik, Ms. Ferguson and Mr. Thayer have provisions in their severance contracts, respectively, that provide for accelerated vesting of unvested options and restricted stock upon a Corporate Transaction or Change of Control, as defined within each of their respective contracts. See further discussion below. For purposes of the 2008 Plan, a “Corporate Transaction” is generally defined as (i) an acquisition of beneficial ownership of more than 50% of the total combined voting power of the Company by any individual or entity or related group of persons (excluding any such transaction that the administrator of the 2008 Plan determines will not be a Corporate Transaction), (ii) a sale, transfer or other disposition of all or substantially all of the assets of the Company, (iii) a merger or consolidation in which the Company is not the surviving entity, (iv) a reverse merger in which the Company is the surviving entity and (a) the shares of the Company’s common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property or (b) more than 40% of the Company’s total combined voting power is acquired by any individuals or entities who are different from those who held such voting power immediately prior to such merger (excluding any such transaction that the administrator of the 2008 Plan determines will not be a Corporate Transaction), or (v) a complete liquidation or dissolution of the Company. Additionally, for purposes of the 2008 Plan, a “Change in Control” is generally defined as:

—

acquisition of beneficial ownership of more than 50% of the total combined voting power of the Company by any individual or entity or related group of persons pursuant to a tender or exchange offer which a majority of the Company’s Board members (who have served on the Company’s Board continuously for at least twelve (12) months or have been Board members for less than twelve (12) months and were elected or nominated for election by at least a majority of Board members who have served on the Company’s Board for at least twelve (12) months) do not recommend the Company’s stockholders accept, or

—

a change in the composition of the Company’s Board over a period of twelve (12) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be composed of individuals who either have been Board members continuously for a period of at least twelve (12) months or have been Board members for less than twelve (12) months and were elected or nominated for election by at least a majority of Board members who have served on the Company’s Board for at least twelve (12) months.

Awards under the 2008 Plan currently provide that, upon a recipient’s “Normal Retirement” (as defined below), all otherwise then unvested equity as of such date with respect to the award shall become immediately vested as of immediately prior to such recipient’s retirement from continuous service for such Normal Retirement. “Normal Retirement” is defined as retirement as an employee from continuous service to the Company or any subsidiary on or after the normal retirement date specified in the applicable pension plan of the Company or subsidiary or if no such pension plan, age 65. However, in the event that the recipient has a change of status from or to employee, director or consultant, but does not otherwise retire from all such positions with the Company and its subsidiaries, all otherwise then unvested equity continues to vest in accordance with the original vesting schedule.

SERP. The SERP provides for early retirement benefits if the participant is at least 55 years of age and has completed at least 10 years of service and provides for normal retirement if the participant is at least 65 years of age and has completed at least 5 years of service. At September 30, 2013, Dr. Carleone met the requirements of normal retirement in connection with the SERP and would have been entitled, if he had retired or otherwise terminated his employment as of September 30, 2013, to benefits payable in the form of a single life annuity under the SERP of approximately $281,000 annually. At September 30, 2013, Ms. Ferguson also met the requirements of normal retirement in connection with the SERP and would have been entitled, if she had retired or otherwise terminated her employment as of September 30, 2013, to benefits payable in the form of a single life annuity under the SERP of approximately $155,000 annually. At September 30, 2013, Ms. Kelley had not satisfied the early or normal retirement benefit requirements and, consequently, would not have received any annual benefits had she retired or otherwise terminated her employment as of September 30, 2013. In addition, the SERP provides for payments under certain circumstances in connection with a termination of employment pursuant to death. In particular, if a plan participant dies during his or her period of employment and is otherwise vested in benefits under the plan, and if the participant has a surviving spouse, the participant’s spouse will generally be entitled to a monthly benefit for life equal to approximately 50% of the vested benefit the participant would have received had the participant retired immediately before death. Accordingly, as of September 30, 2013, had Dr. Carleone terminated his employment as of such date due to his death, his spouse would have been entitled to a single life annuity under the SERP of approximately $71,000 annually. In the case of Ms. Ferguson, the spousal death benefit was not applicable, and consequently, no spousal benefit would have been paid had she terminated her employment as of September 30, 2013 due to her death. Ms. Kelley was not vested in the plan as of September 30, 2013 and, consequently, her spouse would not have received spousal benefits had she terminated her employment as a result of death as of September 30, 2013. Pursuant to the terms of the SERP, upon the occurrence of a “change of control” a plan participant becomes fully vested in their accrued benefit under the plan determined at the date of the change of control. If the change of control occurs before the participant reaches his early retirement date under the plan, then the retirement benefit under the plan, payable at the change of control or any later commencement date, is generally equal to the participant’s monthly accrued benefit under the plan reduced so that the benefit commencing at such date is the actuarial equivalent of the accrued benefit payable at the participant’s normal retirement date. For purposes of the SERP, a “change of control” generally means: (i) a merger or consolidation of the Company with or into any other entity (subject to certain exceptions); (ii) the sale of 50% or more of the voting stock of the Company; (iii) any individual or entity is or becomes the beneficial owner of more than 35% of the Company’s common stock; (iv) the sale of all or substantially all of the assets of the Company; (v) the dissolution of the Company; or (vi) a change in the identity of a majority of the members of the Company’s Board within any 12-month period, which changes are not recommended by the incumbent directors determined immediately prior to such changes. As of September 30, 2013, assuming that a change of control occurred on such date, the present value of the monthly life annuity payments under the SERP due to each participating NEO, commencing at normal retirement, would have been the same amount as the present value of accumulated benefit for the SERP reported for such NEO in the “Pension Benefits (Fiscal 2013)” table above.

AMPAC Plan. The AMPAC Plan provides for early retirement benefits if the participant is at least age 55 and has completed at least 10 years of eligible service. Additionally, normal annual retirement benefits are available under the AMPAC Plan if the participant is at least age 65 and has participated in the plan for at least 5 years. Accordingly, as of September 30, 2013, Dr. Carleone would have been entitled to payments upon a retirement as of such date and would have been entitled to his normal retirement benefit from the Company under the AMPAC Plan, the value of which would have been $43,000 annually. As of September 30, 2013, Ms. Ferguson also would have been entitled to payments upon a retirement as of such date and would have been entitled to her normal retirement benefit from the Company under the AMPAC Plan, the value of which would have been $153,000 annually. In addition, the AMPAC Plan provides for payments under certain circumstances in connection with a termination of employment pursuant to disability or death. In particular, if a plan participant retires due to disability the participant is entitled to receive a monthly disability retirement benefit commencing on the retirement date equal to the participant’s vested accrued benefit calculated as if the participant had continued employment through his or her normal retirement date and as if the participant’s compensation had remained constant through that date. Such disability retirement benefit is generally paid in the form of a monthly straight-life annuity that terminates upon the death of the participant. Furthermore, if a plan participant dies during his or her period of employment and is otherwise vested in benefits under the plan, the participant’s beneficiary will generally be entitled to receive the participant’s benefit under the plan in the form of a monthly annuity equal to the actuarial equivalent of the accrued benefit. Accordingly, as of September 30, 2013, had any of the NEOs retired due to disability, they would each have been entitled to their respective vested accrued benefit under the AMPAC Plan, the value of which would have been the same as the present value of accumulated benefit reported for the AMPAC Plan in the “Pension Benefits (Fiscal 2013)” table above.

EMPLOYMENT AGREEMENT

Joseph Carleone, Ph.D. entered into an employment agreement with the Company (the “Carleone Agreement”) on October 15, 2006, which was amended and restated on November 14, 2008 primarily to make technical amendments to the agreement to bring it into compliance with Section 409A of the Internal Revenue Code of 1986, as amended. The Carleone Agreement provides that in the event Dr. Carleone’s employment is terminated due to his death, the Company will pay to his beneficiaries or estate, as appropriate, compensation then due and owing as of the date of death, and shall continue to pay his salary and benefits, to the extent consistent with the terms of the relevant benefits plan, through the second full month after Dr. Carleone’s death. As of the date of death, all stock options available to Dr. Carleone through the then current term of the Carleone Agreement (the “Term Date”, which is, currently, September 30, 2015) shall be deemed accelerated and vested, and may be exercised by the appropriate representative of Dr. Carleone’s estate, in accordance with the terms of such stock options. If Dr. Carleone suffers a disability, as determined in the sole opinion of the Company, then, to the extent permitted by law, the Company may terminate his employment, in which case the Company shall pay Dr. Carleone all compensation to which he is entitled through the last day of the month in which he has been determined to have a disability. For purposes of the Carleone Agreement, “disability” is defined as (i) Dr. Carleone’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) Dr. Carleone’s receipt, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, of income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.

At any time, Dr. Carleone may terminate his employment with the Company for any reason, with or without cause, by providing the Company 30 days’ advance written notice and the Company could thereafter terminate Dr. Carleone at any time thereafter, provided the Company paid Dr. Carleone all compensation due and owing through the last day actually worked, plus an amount equal to the base salary he would have earned through the balance of the above notice period.

Pursuant to the Carleone Agreement, Dr. Carleone is entitled to receive the following benefits for termination by the Company for its convenience (other than for “cause” as defined in the Carleone Agreement) prior to the Term Date, if there is a “Corporate Transition” (as defined below), or for termination by Dr. Carleone if another individual succeeds Dr. Carleone as Chief Executive Officer of the Company (each a “Carleone Triggering Event”).

The Company shall continue to pay to Dr. Carleone a sum of money equal to his then effective base salary (not including any automobile allowance) for a period of three years from the date of the Carleone Triggering Event, provided, however, such payments by the Company shall be offset, during the third year following the termination date, by earned income realized by Dr. Carleone from all sources other than directors’ fees paid by the Company. In addition, if Dr. Carleone elects COBRA coverage under the Company’s group health plan, the Company will pay his COBRA premiums until the earlier of the eighteenth month anniversary of his termination date or the date he becomes covered by another employer’s group health plan. All shares of restricted stock granted to Dr. Carleone, all unexercised options to purchase Company common stock and any other equity awards of the Company, in each case that are unvested at the time of his termination of employment or the Corporate Transition, shall become, immediately prior to the termination date or Corporate Transition, as the case may be, fully vested and, as applicable, exercisable.

Payment of the severance benefits described above are conditioned upon Dr. Carleone’s continued observance of the material obligations in the Carleone Agreement, including non-competition and non-solicitation restrictions and confidentiality requirements, throughout the severance period and, if he were to violate any of the obligations in the Carleone Agreement at any time during the severance period, all severance benefits would cease. Payment of the severance benefits also is conditioned on Dr. Carleone executing a release of claims against the Company.

Under the Carleone Agreement, a “Corporate Transition” includes any of the following transactions to which the Company is a party: (A) a merger or consolidation in which the Company is not the surviving entity and securities representing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a holder different from those who held such securities immediately prior to such merger; (B) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; (C) any reverse merger in which the Company is the surviving entity but in which securities representing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a holder(s) different from those who held such securities immediately prior to such merger; or (D) any cash dividend paid by the Company that, in the aggregate with all other dividends paid in any twelve month period, is greater than the combined earnings of the Company for the Company’s two fiscal years prior to such dividend payment date. In addition, a Corporate Transition also includes a “Change in Control” as such term is defined in the 2008 Plan. None of the foregoing events, however, shall be considered a Corporate Transition under the Carleone Agreement unless the event also qualifies as a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, under Section 409A(a)(2)(A)(v) of the Internal Revenue Code of 1986, as amended, the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time.

Under the Carleone Agreement, the payment of any amounts or benefits shall be delayed to the extent necessary to comply with Section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986, as amended (relating to payments made to certain “specified employees” of certain publicly-traded companies), and in such event, any such amount to which Dr. Carleone would otherwise be entitled during the 6-month period immediately following his termination of employment will be paid on the first business day following the expiration of such 6-month period.

SEVERANCE AGREEMENTS

Dana M. Kelley, Aslam Malik, Ph.D, Linda G. Ferguson and Dave A. Thayer each entered into substantially similar severance agreements (each a “Severance Agreement”) with the Company on July 8, 2008, with respect to Ms. Kelley and Ms. Ferguson, and May 7, 2013, with respect to Dr. Malik and Mr. Thayer.

During Fiscal 2013, the Compensation Committee completed a review of the severance benefits provided to the Company’s NEOs. To better conform the benefits provided to our NEOs, they determined that it was appropriate to provide Dr. Malik and Mr. Thayer with Severance Agreements, specifically in the case of Dr. Malik, in lieu of his existing severance benefits provided by the Ampac Fine Chemicals LLC Severance Pay Plan. The Severance Agreements are substantially similar in form and substance to the existing Severance Agreements and were entered into by the Company to, among other things, assist the Company’s on-going retention practices and help promote stability and continuity of senior management of the Company, and in the context of the overall compensation philosophy and policy of the Company and the total compensation of NEOs of the Company. On May 7, 2013, the Board, upon the recommendation of the Compensation Committee, authorized the Company to replace the existing severance arrangements with Dr. Malik and Mr. Thayer with Severance Agreements.

Each Severance Agreement provides that in the event the applicable NEO’s employment is terminated due to such NEO’s death, the Company will pay to such NEO’s beneficiaries or estate, as appropriate, compensation then due and owing as of the date of death, and shall continue to pay such NEO’s salary and benefits, to the extent consistent with the terms of the relevant benefits plan, through the second full month after such NEO’s death. As of the date of death, all unvested stock options or other equity awards granted to such NEO to the date of death shall become fully vested and, as applicable, exercisable, and may be exercised by the appropriate representative of such NEO’s estate. If Ms. Kelley, Dr. Malik, Ms. Ferguson or Mr. Thayer suffers a disability, as determined in the sole opinion of the Company, then, to the extent permitted by law, the Company may terminate such NEO’s employment, in which case the Company shall pay the NEO all compensation to which such NEO is entitled through the last day of the month in which such NEO has been determined to have a disability. For purposes of the Severance Agreements, “disability” is defined as (i) the NEO’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) the NEO’s receipt, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, of income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.

Under the Severance Agreements, each NEO may, at any time, terminate such NEO’s employment with the Company, for any or no reason, by providing the Company 30 days’ advance written notice and the Company could thereafter terminate such NEO’s employment at any time, provided the Company paid the NEO all compensation due and owing through the last day actually worked, plus an amount equal to the effective base salary such NEO would have earned through the balance of the above notice period.

Pursuant to the Severance Agreements, each NEO is entitled to receive the following benefits for termination by the Company (other than termination for “cause,” as defined in the Severance Agreements, or termination by death or disability).

The Company shall continue to pay to such NEO, in accordance with the Company’s then effective payroll practices, such NEO’s then effective base salary (but not any employee benefits) for a period of three years from the date the employment relationship with the Company terminates, provided, however, that such payments by the Company shall be offset, during the third year following the termination date, by income paid to such NEO by another employer other than the Company. The Severance Agreements provide that, for purposes of this payment obligation, base salary does not include any perquisites or similar benefits provided to such NEO prior to the termination date, including, without limitation, any automobile allowance, club membership or right to use aircraft otherwise provided by the Company for the use by the Company’s executives. In addition, if the NEO elects to continue such NEO’s respective Company group health coverage under COBRA, the Company will pay such NEO’s COBRA premiums until the earlier of the eighteen month anniversary of such NEO’s termination date or the date such NEO becomes covered by another employer’s group health plans. All shares of restricted stock granted to such NEO, all unexercised options to purchase Company common stock and any other equity awards of the Company, in each case that are unvested at the time of such NEO’s termination of employment, shall become, immediately prior to the termination date, fully vested and, as applicable, exercisable.

Pursuant to each Severance Agreement, in the event of such NEO’s termination, other than for “cause” or by death or disability, following a “Corporate Transition” (as described below), such NEO shall be entitled to the payments and benefits described above with respect to base salary and COBRA premiums following termination of employment. In addition, all unvested shares of restricted stock granted to such NEO, all unvested and unexercised options to purchase Company stock granted to such NEO, and all other unvested equity awards under the 2008 Plan or similar employee benefit plan, in each case at the time of the Corporate Transition, shall become, immediately prior to such Corporate Transition, fully vested and, as applicable, exercisable.

Payment of the severance benefits described above are conditioned upon such NEO’s continued observance of the material obligations in the Severance Agreement, including non-competition and non-solicitation restrictions and confidentiality requirements, throughout the severance period and, if such NEO were to violate any of the obligations in the Severance Agreement at any time during the severance period, all severance benefits would cease. Payment of the severance benefits also is conditioned on such NEO executing a release of potential claims against the Company.

Under the Severance Agreements, a “Corporate Transition” includes any of the following transactions to which the Company is a party: (A) a merger or consolidation in which the Company is not the surviving entity and securities representing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a holder different from those who held such securities immediately prior to such merger; (B) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; (C) any reverse merger in which the Company is the surviving entity but in which securities representing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a holder(s) different from those who held such securities immediately prior to such merger; or (D) any cash dividend paid by the Company that, in the aggregate with all other dividends paid in any twelve-month period, is greater than the combined earnings of the Company for the Company’s two fiscal years prior to such dividend payment date. In addition, a Corporate Transition also includes a “Change in Control” as such term is defined in the 2008 Plan. None of the foregoing events, however, shall be considered a Corporate Transition under the Severance Agreement unless the event also qualifies as a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, under Section 409A(a)(2)(A)(v) of the Internal Revenue Code of 1986, as amended, the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time.

Under the Severance Agreements, the payment of any amounts or benefits shall be delayed to the extent necessary to comply with Section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986, as amended (relating to payments made to certain “specified employees” of certain publicly-traded companies), and in such event, any such amount to which such NEO would otherwise be entitled during the 6-month period immediately following such NEO’s termination of employment will be paid on the first business day following the expiration of such 6-month period.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL (FISCAL 2013)

The table below sets forth the estimated amount of payments and other benefits each NEO would be entitled to receive upon the occurrence of the indicated event, assuming that the event occurred on September 30, 2013, pursuant to those arrangements described above in detail under the heading “Employment, Change-Of-Control and Severance Agreements.” Amounts potentially payable under plans which are generally available to all salaried employees, such as pension, and life and disability insurance, are excluded from the table. The values related to vesting of stock options and awards are based upon the fair market value of our common stock of $54.76 per share as reported on The NASDAQ Stock Market LLC on September 30, 2013, the last trading day of our fiscal year. Actual payments made at any future date would vary, including based upon the amount the NEO would have accrued under the applicable benefit or compensation plan as well as based upon the price of our Common Stock.

Name & Event	Salary & SERP Annuity ($)	Accelerated Vesting of Stock Options ($)	Accelerated Vesting of Restricted Stock and Restricted Stock Units ($)	Healthcare Benefits ($)	Total ($)

Joseph Carleone, Ph.D.
Normal Retirement	$2,600,000 [1]	$738,674 [2]	$492,347 [2]	--	$3,831,021
Death	$934,333 [3]	$738,674 [4]	--	$1,524 [5]	$1,674,531
Corporate Transition	$4,100,000 [6]	$738,674 [4]	$2,118,993 [7]	$26,332 [8]	$6,983,999
Termination by Company other than for Cause	$1,500,000 [9]	$738,674 [4]	$2,118,993 [7]	$26,332 [8]	$4,383,999
Termination by NEO following Change in Leadership	$1,500,000 [9]	$738,674 [4]	$2,118,993 [7]	$26,332 [8]	$4,383,999
Termination by NEO for Convenience	$41,667 [10]	--	--	--	$41,667

Dana M. Kelley
Death	$45,833 [11]	$447,889 [12]	$337,431 [13]	$1,524 [14]	$832,677
Corporate Transition	$1,538,000 [15]	$447,889 [12]	$1,150,727 [16]	$26,332 [17]	$3,162,948
Termination by Company other than for Cause, Death or Disability	$825,000 [18]	$447,889 [12]	$1,150,727 [16]	$26,332 [17]	$2,449,948
Termination by NEO	$22,916 [19]	--	--	--	$22,916

Aslam Malik, Ph.D.
Death	$45,833 [11]	$237,329 [12]	$202,448 [13]	$2,620 [14]	$488,230
Corporate Transition	$825,000 [18]	$237,329 [12]	$690,414 [16]	$38,877 [17]	$1,791,620
Termination by Company other than for Cause, Death or Disability	$825,000 [18]	$237,329 [12]	$690,414 [16]	$38,877 [17]	$1,791,620
Termination by NEO	$22,917 [19]	--	--	--	$22,917

Linda G. Ferguson
Normal Retirement	$1,630,000 [1]	$447,889 [2]	$337,431 [2]	--	$2,415,320
Death	$40,000 [11]	$447,889 [12]	$337,431 [13]	--	$825,320
Corporate Transition	$2,350,000 [15]	$447,889 [12]	$1,150,727 [16]	$13,718 [17]	$3,962,334
Termination by Company other than for Cause, Death or Disability	$720,000 [18]	$447,889 [12]	$1,150,727 [16]	$13,718 [17]	$2,332,334
Termination by NEO	$20,000 [19]	--	--	--	$20,000

Dave A. Thayer
Death	$40,000 [11]	$237,329 [12]	$202,448 [13]	$2,620 [14]	$482,397
Corporate Transition	$720,000 [18]	$237,329 [12]	$690,414 [16]	$38,877 [17]	$1,686,620
Termination by Company other than for Cause, Death or Disability	$720,000 [18]	$237,329 [12]	$690,414 [16]	$38,877 [17]	$1,686,620
Termination by NEO	$20,000 [19]	--	--	--	$20,000

1	Represents present value of the single life annuity payable under the SERP.

2	Represents accelerated vesting of unvested awards under the 2008 Plan.

3

Represents (i) $851,000 present value of the single life annuity payable to Dr. Carleone’s spouse under the SERP; and (ii) $83,333 continuation of salary payable to Dr. Carleone’s beneficiaries or estate, as applicable, for a period of two months pursuant to the Carleone Agreement.

4	Represents accelerated vesting of unvested stock options pursuant to the Carleone Agreement.

5	Represents continuation of benefits for two months under the Carleone Agreement.

6

Represents (i) $2,600,000 present value of the single life annuity or other actuarially equivalent annuity form permitted under the SERP as elected by Dr. Carleone; and (ii) regardless of whether Dr. Carleone’s employment is terminated in connection with a Corporate Transition, continuation of salary under the Carleone Agreement for a period of three years, provided, however, that during the third year, any income earned by Dr. Carleone other than from directors’ fees will reduce or eliminate any remaining amount payable.

7	Represents accelerated vesting of unvested restricted shares and other equity awards pursuant to the Carleone Agreement.

8

Represents payment of COBRA premiums under the Carleone Agreement for a maximum of eighteen months, or until Dr. Carleone becomes covered by another employer’s health group plan, if Dr. Carleone’s employment is terminated.

9

Represents continuation of salary under the Carleone Agreement for a period of three years, provided, however, that during the third year, any income earned by Dr. Carleone other than from directors’ fees will reduce or eliminate any remaining amount payable.

10

Represents continuation of compensation through the notice period under the Carleone Agreement. Such amount assumes that Dr. Carleone gave 30-day’s notice of termination on September 30, 2013 and the Company thereafter elected its option under the Carleone Agreement to terminate Dr. Carleone on September 30, 2013.

11	Represents continuation of salary payable to such NEO’s beneficiaries or estate, as applicable, for two months, pursuant to such NEO’s Severance Agreement.

12	Represents accelerated vesting of unvested stock options pursuant to such NEO’s Severance Agreement.

13	Represents accelerated vesting of unvested restricted shares pursuant to such NEO’s Severance Agreement.

14	Represents continuation of benefits under such NEO’s Severance Agreement for two months.

15

Represents (i) the present value of the single life annuity or other actuarially equivalent annuity form permitted under the SERP as elected by such NEO upon the occurrence of a change of control, in an amount equal to $713,000 for Ms. Kelley and $1,630,000 for Ms. Ferguson; and (ii) if NEO is terminated in connection with a Corporate Transition, continuation of salary under such NEO’s Severance Agreement for a period of three years, provided, however, that during the third year, any income earned by the NEO from another employer will reduce or eliminate any remaining amount payable.

16	Represents accelerated vesting of unvested restricted stock and other equity awards pursuant to such NEO’s Severance Agreement.

17

Represents payment of COBRA premiums under such NEO’s Severance Agreement for a maximum of eighteen months, or until such NEO becomes covered by another employer’s health group plan, if NEO’s employment is terminated.

18

If NEO’s employment is terminated, amount represents continuation of compensation under such NEO’s Severance Agreement for a period of three years, provided, however, that during the third year, any income earned by the NEO from another employer will reduce or eliminate the remaining amount payable.

19

Represents continuation of compensation through the notice period under such NEO’s Severance Agreement. Such amount assumes that such NEO gave notice of termination on September 30, 2013 and the Company thereafter elected its option under the Severance Agreement to terminate such NEO on September 30, 2013.

PLAN-BASED COMPENSATION

American Pacific Corporation Incentive Compensation Plan. The Annual Incentive Plan for the Company was adopted in March 2008. For further discussion of the Annual Incentive Plan in connection with our Fiscal 2013 compensation program, see “Compensation Discussion and Analysis-Elements of our Compensation Program-Annual Incentive Compensation” above.

Equity Compensation Plans. The following table summarizes information about existing equity compensation plans of the Company by type as of September 30, 2013.

EQUITY COMPENSATION PLANS

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Approved by security holders
American Pacific Corporation Amended and Restated 2001 Stock Option Plan	105,293	$6.50	--
American Pacific Corporation 2002 Directors Stock Option Plan, as amended and restated	30,713	$10.86	--
American Pacific Corporation Amended and Restated 2008 Stock Incentive Plan	301,629	$9.30	245,232 [1]
Not approved by security holders	--	--	--

Total	437,635	$8.73	245,232

1

Of such amount, as of September 30, 2013, 176,209 shares of common stock may be issued in the form of restricted stock or restricted stock units granted under the 2008 Plan, the remaining shares of common stock may be issued upon the exercise of options and/or stock appreciation rights granted under the 2008 Plan.

2001 Plan. Prior to January 16, 2011, the 2001 Plan permitted the granting of incentive stock options to employees and nonqualified stock options to employees, officers, directors and consultants. Under the 2001 Plan, incentive stock options and nonqualified stock options could only be granted at an exercise price not less than 100% of the fair market value of the common stock on the date the option was granted (or 110%, in the case of an incentive stock option granted to any employee who owned stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). Under the 2001 Plan, the fair market value of the common stock is a price equal to the closing price of the Company’s common stock on The NASDAQ Stock Market LLC on the date of the grant. With respect to options granted under the 2001 Plan prior to the fiscal year ended September 30, 2010 (“Fiscal 2010”), such options generally vested 50% at the grant date and 50% on the one-year anniversary of the grant date. With respect to options granted under the 2001 Plan during Fiscal 2010, such options vest in three equal annual installments beginning on the anniversary date of the grant. The term of any option granted under the 2001 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company).

2008 Plan. The 2008 Plan permits the granting of awards of stock options, restricted stock, restricted stock units, stock appreciation rights and cash incentives, or any combination of the foregoing, to employees, officers, directors and consultants. In December 2010, the Board approved, subject to the approval of the Company’s stockholders, the amendment and restatement of American Pacific Corporation 2008 Stock Incentive Plan, and in March 2011, the stockholders of the Company approved, at the 2011 annual meeting of stockholders, the Amended and Restated 2008 Stock Incentive Plan, which, among other things, increased the maximum total number of shares of the Company’s common stock available for issuance under the 2008 Plan and the maximum total number of shares of the Company’s common stock issuable pursuant to awards of restricted stock and restricted stock units. Accordingly, the 2008 Plan currently allows for the granting of awards of options (including incentive stock options) exercisable for up to the entire authorized amount of 800,000 shares and further provides that no more than 400,000 shares of common stock may be granted pursuant to awards of restricted stock and restricted stock units. Under the 2008 Plan, incentive stock options and nonqualified stock options may only be granted at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). Under the 2008 Plan, the fair market value of the common stock is a price equal to the closing sale price of the Company’s common stock on The NASDAQ Stock Market LLC on the date of the award. In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the common stock on the date of grant. In the case of awards intended to qualify as performance-based compensation, the exercise or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2008 Plan, the exercise or purchase price shall be determined by the plan administrator, which currently is the Compensation Committee. Options granted under the 2008 Plan generally vest in three equal annual installments beginning on the anniversary date of the grant. The term of any award granted under the 2008 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program that the plan administrator may establish in its discretion.

2002 Directors Plan. In November 2008, the Corporate Governance Committee (as the then administrator of the plan), recognizing the limited number of shares remaining available for issuance under the Company’s 2002 Directors Stock Option Plan, as amended and restated (the “2002 Directors Plan”), elected to indefinitely suspend the plan. The 2002 Directors Plan has historically compensated non-employee directors with automatic annual grants of stock options or upon other discretionary events. Options granted under the 2002 Directors Plan were granted to each eligible director at a price equal to the closing share price of our common stock on the date of grant on The NASDAQ Stock Market LLC or, if such date was a date upon which no shares of our common stock were traded, the closing price on the next preceding trading day. Options expire ten years after the date of grant.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings made by the Company, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be deemed to be “soliciting material” or to be incorporated by reference into any prior or future filings made by the Company.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in the proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 and the Company’s proxy statement for the 2014 Annual Meeting of Stockholders.

Compensation Committee

Barbara Smith Campbell (Chairman)

Jan H. Loeb

Charlotte E. Sibley

Bart Weiner

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

Our written policy regarding related person transactions is incorporated in the charter of our Audit Committee. In particular, pursuant to the terms of the Company’s Amended and Restated Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions (as defined in the relevant requirements of The NASDAQ Stock Market LLC) involving the Company and any director, executive officer, other employee, or family member thereof. For purposes of the NASDAQ Rules as applied to the Company, the term “related-party transaction” refers to transactions required to be disclosed pursuant to Item 404 of Regulation S-K. As set out in the Audit Committee’s charter, the Audit Committee reviews, and may discuss with management and the Company’s independent registered public accounting firm, any transactions or courses of dealing with related parties (including significant stockholders, directors, corporate officers or other members of senior management or their family members). In such review, the Audit Committee may consider: (i) the financial accounting accorded the transaction(s) or course of action; (ii) whether the terms or other aspects differ from those that would likely be negotiated with independent parties; and (iii) whether the proposed disclosure of the transaction(s) or course of dealing, if any, is in accordance with generally accepted accounting principles. Upon completion of its review, the Audit Committee either approves or disapproves (with disapproval referred to the Board) each reviewed related party transaction(s) or course of action. As reflected in the Audit Committee’s charter, a related party transaction or series of transactions involving an annual aggregate consideration of $120,000 or less shall automatically be deemed pre-approved by the Audit Committee, although such transactions are to be reported to the Audit Committee and, on an individual basis or class of transactions basis, such pre-approval may be rescinded at any time by the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director John R. Gibson’s son, Jeffrey M. Gibson, is our Vice President and Chief Technical Officer. Jeffrey M. Gibson’s total compensation, consisting of base salary, annual incentive compensation, auto allowance, and imputed income for the Company’s group term life insurance, in Fiscal 2013 for services rendered to us was $289,601. Mr. Jeffrey M. Gibson also participates in various employee benefit programs of the Company, including health insurance benefits, life insurance benefits, and group life and long-term disability coverage, under the plans generally available to all other salaried employees. Mr. Jeffrey M. Gibson also received in Fiscal 2013 option awards under the Company’s 2008 Plan. Mr. Jeffrey M. Gibson’s base salary as of December 31, 2013 is $187,285, plus an annual auto allowance of $16,800.

Discovery Partners International LLC (“Discovery Partners”), a consulting firm providing strategic thinking and planning, risk management, safety and emerging technology solutions and decision support to aerospace and high-technology industries, provided on-demand consulting services to the Company during Fiscal 2013. Director William F. Readdy is the founder and Managing Partner of Discovery Partners. The Company entered into a Consulting Agreement, dated November 14, 2011, with Discovery Partners, for as-needed and as-requested consulting services through November 14, 2013 pursuant to which, among other things, the Company agreed to pay Discovery Partners $2,500 per day, plus reimbursement for all reasonable expenses, for each full day of consulting service to or for the Company, provided, that in no event would the Company be obligated to, or otherwise pay, aggregate compensation in any fiscal year of the Company in excess of $120,000 under such Consulting Agreement without the Company’s express prior written approval. The aggregate amount paid for consultation services provided by Mr. Readdy in Fiscal 2013 was $120,000. On November 14, 2013, upon the expiration of the Consulting Agreement, the Company entered into a new 2-year Consulting Agreement with Discovery Partners with identical terms and conditions, which expires on November 14, 2015.

PROPOSAL NO. 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

GENERAL INFORMATION

The Audit Committee of the Board has appointed BDO USA, LLP (“BDO”) as our independent registered public accounting firm for Fiscal 2014. The submission of this matter for ratification by our stockholders is not legally required; however, the Board believes that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. If the stockholders do not ratify the appointment of BDO, the selection of such firm as our independent registered public accounting firm will be reconsidered by the Audit Committee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO served as our independent registered public accounting firm for the audit of our consolidated financial statements for Fiscal 2013 and for Fiscal 2012. A representative of BDO is expected to be present at the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting if such representative desires to do so. The representative also is expected to be available to respond to appropriate questions.

The reports of BDO on the Company’s financial statements for Fiscal 2013 and Fiscal 2012 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

AUDIT AND NON-AUDIT FEES

The following table presents the aggregate fees for professional audit and other services rendered to the Company and its subsidiaries by BDO for Fiscal 2013 and Fiscal 2012, respectively:

	2013	2012
Audit Fees	$929,000	$860,000

Total	$929,000	$860,000

Services rendered by BDO in Fiscal 2013 and Fiscal 2012 in connection with fees presented above, were as follows:

•

Audit Fees. Audit fees for Fiscal 2013 and Fiscal 2012 consist of fees for professional services provided in connection with the audit of our consolidated financial statements and the review of our quarterly consolidated financial statements. Fiscal 2013 audit fees also include fees related to the audit of the effectiveness of our internal control over financial reporting.

For Fiscal 2013 and Fiscal 2012, 100% of the services rendered by BDO were pre-approved by the Audit Committee. For Fiscal 2013 and Fiscal 2012, none of the services performed by BDO were approved by our Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C).

The Audit Committee considered whether BDO’s provision of any professional services, other than its audit of our annual consolidated financial statements, reviews of quarterly consolidated financial statements and other audit-related services, is compatible with maintaining the auditor’s independence.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Among its other duties, the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm and the audit and permissible non-audit services it provides. Pursuant to the Audit Committee’s charter, the Audit Committee or the Chairman of the

Audit Committee, pursuant to delegated authority, reviews and pre-approves audit and permissible non-audit services to be provided by our independent registered public accounting firm. To the extent that the Chairman of the Audit Committee pre-approves such services, the Chairman then reports such pre-approvals to the full Audit Committee at its next regularly scheduled meeting. In accordance with this pre-approval policy, management communicates, on an ongoing basis, specific projects and categories of service for which the advance approval of the Audit Committee is requested. When the Audit Committee Chairman receives such communications, the Audit Committee Chairman then reviews these requests and advises management whether the engagement of the independent registered public accounting firm is approved. On a periodic basis, management subsequently reports to the Audit Committee regarding the actual spending for particular projects and in connection with categories of services.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board, which is available on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section, the Audit Committee assists the Board in overseeing, among other things, the accounting and financial reporting processes of the Company and audits of its financial statements. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. Rather, the members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and employees and by outside experts and advisors, including the independent registered public accounting firm.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings made by the Company, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “soliciting material” or to be incorporated by reference into any prior or future filings made by the Company.

To the Board of Directors:

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended September 30, 2013.

We have discussed with BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.

We have received and reviewed the written disclosures and the letter from BDO required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and have discussed with BDO their independence.

We have also considered whether BDO’s provision of any professional services, other than its audit of the Company’s annual consolidated financial statements, reviews of quarterly consolidated financial statements and other audit-related services, is compatible with maintaining BDO’s independence.

Based on the reviews and discussions referred to above, we have recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013.

Audit Committee

Jan H. Loeb, Chairman

Barbara Smith Campbell

Ian D. Haft

C. Keith Rooker

Bart Weiner

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

VOTE REQUIRED

Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy and cast on the proposal.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables present the beneficial ownership of our common stock as of December 31, 2013, except as noted, for (i) each person who is known by us to beneficially own more than 5% of our common stock, (ii) each director and director nominee of the Company, (iii) each NEO of the Company listed in the Summary Compensation Table under “Summary Compensation (Fiscal 2013)” and (iv) all of our directors and NEOs as a group. Except pursuant to applicable community property laws and except as otherwise indicated below, each beneficial owner listed below possesses sole voting and investment power with respect to such owner’s shares. As of December 31, 2013, 7,990,047 shares of our common stock were outstanding.

Stock Ownership of Certain Beneficial Owners
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Cornwall Master LP [1] One Rockefeller Plaza, 24th Floor New York, New York 10020	1,141,481	14.27%

Mill Road Capital II, L.P. [2] 382 Greenwich Avenue, Suite One, Greenwich, Connecticut 06830	916,690	11.46%

Dimensional Fund Advisors LP [3] Building One, 6300 Bee Cave Road, Austin, Texas 78746	603,146	7.54%

Renaissance Technologies LLC [4] 800 Third Avenue, New York, New York 10022	426,800	5.34%

1

Based upon report on Schedule 13D/A, filed as of 1/15/13 by Cornwall Master LP, Cornwall Capital Management LP, investment manager to Cornwall Master LP, Cornwall GP, LLC, the general partner of Cornwall Master LP, and James Mai, the managing member of Cornwall GP, LLC, which such Schedule 13D/A together with the original Schedule 13D filed on 10/12/11 by the same parties, provide, among other things, that the shares of Company common stock are held directly by Cornwall Master LP, with shared voting and investment power over such shares held by Cornwall Master LP, Cornwall Capital Management LP, Cornwall GP, LLC, and Mr. Mai.

2

Based upon report on Form 4, filed as of 12/14/12 and Schedule 13-D/A, filed as of 7/19/13, each by Thomas E. Lynch, Scott P. Scharfman, Mill Road Capital GP LLC, Mill Road Capital, L.P., Mill Road Capital II GP LLC, and Mill Road Capital II, L.P., which such Schedule 13D/A provides that Mill Road Capital II, L.P., and its sole general partner, Mill Road Capital II GP LLC, each have sole voting and investment power over the shares of the Company’s common stock held directly by Mill Road Capital II, L.P., and each of Mr. Lynch and Mr. Scharfman have shared authority to vote and dispose of such shares on behalf of Mill Road Capital II, L.P.

3

Based upon report on Form 13F-HR/A, filed as of 11/13/13 by Dimensional Fund Advisors LP for itself and, among others, Dimensional Fund Advisors Ltd and DFA Australia Ltd. Of the amount reported, none of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd. or DFA Australia Ltd. possesses voting power with respect to 11,709 shares.

4	Based upon report on Form 13F-HR, filed as of 11/13/13 by Renaissance Technologies LLC. Of the amount reported, the beneficial owner possesses no voting power with respect to 52,500 shares.

Stock Ownership of Directors & Officers **
Name	Amount and Nature of Beneficial Ownership ***		Percent of Class

Named Executive Officers:
Joseph Carleone, Ph.D.	104,435	[1]	1.3%
Dana M. Kelley	60,310	[2]	*
Aslam Malik, Ph.D.	56,290	[3]	*
Linda G. Ferguson	84,239	[4]	1.05%
Dave A. Thayer	31,637	[5]	*

Non-Employee Directors:
Barbara Smith Campbell	15,432	[6]	*
John R. Gibson	259,907	[7]	3.22%
Ian D. Haft	1,057	[8]	*
Jan H. Loeb	22,350	[9]	*
Berlyn D. Miller	57,131	[10]	*
William F. Readdy	11,432	[6]	*
C. Keith Rooker, Esq.	19,003	[11]	*
Charlotte E. Sibley	12,432	[12]	*
Bart Weiner	12,432	[12]	*
All directors and NEOs as a group (14 persons)	748,087	[13]	9.01%

*	Indicates ownership of less than 1% of the class.

**	The mailing address for all directors and officers listed above is 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169.

***	Excludes 187,887 shares held as of December 31, 2013 by the Company’s 401(k) plans, for which Dr. Carleone, Ms. Kelley and Ms. Ferguson serve on the fiduciary committee of each plan.

1	Includes 52,080 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2013, and 15,935 shares of unvested restricted stock.

2	Includes 36,707 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2013, and 9,326 shares of unvested restricted stock.

3

Includes 21,458 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2013, and 5,552 shares of unvested restricted stock. Of the amount beneficially owned, includes 7,514 shares held indirectly as of December 31, 2013 through the Ampac 401(k) Plan, for which the fiduciary committee of the plan has sole voting power over the shares.

4

Includes 38,600 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2013, and 6,973 shares of unvested restricted stock. Of the amount beneficially owned, includes 6,401 shares held indirectly as of December 31, 2013 through the Ampac 401(k) Plan, for which the fiduciary committee of the plan has sole voting power over the shares.

5	Includes 18,958 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2013, and 5,552 shares of unvested restricted stock.

6	Includes 5,000 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2013, and 3,140 shares of unvested restricted stock.

7	Includes 85,000 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2013, and 3,956 shares of unvested restricted stock.

8	Includes 1,057 shares of unvested restricted stock.

9	Includes 3,571 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2013, and 3,140 shares of unvested restricted stock.

10	Includes 28,571 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2013, and 3,140 shares of unvested restricted stock.

11	Includes 13,571 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2013, and 3,140 shares of unvested restricted stock.

12	Includes 3,140 shares of unvested restricted stock.

13

Includes, with respect to all directors and officers, an aggregate of 303,516 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of December 31, 2013, and 70,331 shares of unvested restricted stock. Of the amount beneficially owned, includes 18,915 shares held indirectly as of December 31, 2013 through 401(k) plans, for which the beneficial owner of the shares does not have voting power over the shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, certain of the Company’s officers, and certain persons who beneficially own more than 10% of the Company’s common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and greater than 10% stockholders are also required by the rules of the SEC to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon the Company’s review of copies of Forms 3, 4 and 5 furnished to the Company and, as applicable, written representations from NEOs and directors of the Company, the Company believes all required filings during Fiscal 2013 were made timely, with one exception. One Form 3 was filed late by Mr. Haft on April 18, 2013.

STOCK OWNERSHIP GUIDELINES

We have no formal guidelines on stock ownership by our NEOs. However, in order to link the interests of management and stockholders, NEOs are encouraged to use shares obtained on the exercise of their stock options, through receipt of restricted stock or through direct market purchases to maintain or to establish a significant level of direct stock ownership.

The Board has adopted a policy pertaining to stock ownership by our directors. The current policy has established a target of ownership of 7,000 shares of common stock per director. The policy further established that directors are to acquire a minimum of 1,000 shares per fiscal year until the target of ownership is met. As of December 31, 2013, each of the directors has met the requirements of the policy with the exception of Mr. Rooker, who holds 5,432 shares.

CODE OF ETHICS

We have adopted a code of ethics that applies to all of our directors and employees, including our principal executive officer, principal financial officer and principal accounting officer, entitled “Standards of Business Conduct,” that is posted on our website at www.apfc.com on the “Corporate Governance” page of the “Investors” section. In addition, we will provide to any person without charge a copy of the Standards of Business Conduct upon written request to our Secretary at our principal executive offices at 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169. In the event that we make any amendment to, or grant any waiver from, a provision of the Standards of Business Conduct that requires disclosure under applicable SEC rules and regulations and/or NASDAQ Rules, we will disclose such amendment or waiver and the reasons therefor as required by SEC rules and regulations and/or NASDAQ Rules on our website.

STOCKHOLDERS’ PROPOSALS

In accordance with Rule 14a-8 promulgated under the Exchange Act, if a stockholder wishes to have a proposal considered for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2015 annual meeting of stockholders, the proposal must be stated in writing and must be received by the Secretary of the Company at its principal executive offices on or before September 26, 2014. The proposal must also meet the other requirements of the rules of the SEC relating to stockholder proposals. The Board will review any such proposal that is received by that date and will determine whether it should be included in the Company’s proxy statement and form of proxy.

Under the Company’s Amended and Restated By-laws, the Company has adopted procedures for stockholder proposals (other than those made pursuant to Rule 14a-8) and for the nomination of directors by stockholders, which, in the case of an annual stockholders’ meeting, require, among other things, timely notice by a stockholder to the Company of not less than 90 calendar days nor more than 140 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is changed by more than 30 days from the date of the previous year’s annual meeting, then to be timely, such notice must be delivered to or mailed and received not later than the later of 40 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting was first made. Accordingly, for the 2015 annual meeting of stockholders, timely notice by a stockholder to the Company must be received not later than October 26, 2014 nor earlier than September 6, 2014. If a stockholder’s nomination or proposal is not in compliance with the procedures set forth in the Amended and Restated By-laws, the Company may disregard such nomination or proposal. A copy of the Amended and Restated By-laws may be found on the Company’s website at www.apfc.com on the “Corporate Governance” page of the “Investors” section, or as Exhibit 3.2 to the Company’s Form 8-K filed with the SEC on March 11, 2011.

In accordance with Rule 14a-4(c)(1) promulgated under the Exchange Act, if the Company has not received notice of a shareholder proposal, submitted outside the process of Rule 14a-8, by October 6, 2014, the Company’s proxy may confer discretionary voting authority on persons being appointed as proxies on behalf of the Company to vote on any such proposal if such proposal is raised at the Company’s 2015 annual meeting of stockholders.

ANNUAL REPORT

A copy of the Company’s annual report to stockholders for Fiscal 2013 is being furnished concurrently herewith to all stockholders holding shares of common stock as of the record date for the Annual Meeting. The Company’s annual report to stockholders for Fiscal 2013 is also available for viewing on the Company’s website at www.apfc.com under “Annual Reports” on the “Investor Overview” page of the “Investors” section.

FORM 10-K

The Company filed with the SEC its Annual Report on Form 10-K for Fiscal 2013.

Stockholders, including beneficial holders of the Company’s common stock, may obtain a copy of the Annual Report on Form 10-K, including financial statements and any financial statement schedules included in the Annual Report on Form 10-K, without charge, by visiting the Company’s website at www.apfc.com on the “SEC Filings” page of the “Investors” section or by writing our Secretary at our principal executive offices at 3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169.

OTHER BUSINESS

As of the date of this proxy statement, the Board does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting, other than as set forth herein and in the Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in their discretion in accordance with their best judgment.

By Order of the Board of Directors

/s/ Linda G. Ferguson

Linda G. Ferguson,

Secretary

Dated: January 24, 2014

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery up until 11:59 P.M., Eastern Time, on March 10, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by American Pacific Corporation in mailing proxy materials, you can consent to receiving all future annual meeting notices, proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time, on March 10, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL –

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to Vote Processing, c/o Broadridge, 51 Mercedes Way,

Edgewood, NY 11717 no later than March 10, 2014.

If you vote by phone or by Internet, please do not mail your proxy card.

AMERICAN PACIFIC CORPORATION 3883 HOWARD HUGHES PKWY. SUITE 700 LAS VEGAS, NV 89169

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

American Pacific Corporation

The Board Of Directors recommends that you vote FOR the following: Vote on Election of Directors

1. Class B Directors – Election of the following Class B Directors, to hold office until the 2017 Annual Meeting of Stockholders and until their successors have been duly elected and qualified:

01) Barbara Smith Campbell 02) C. Keith Rooker, Esq. 03) Charlotte E. Sibley

The Board of Directors recommends that you vote FOR the following proposals:

2. An advisory vote to approve the Company’s executive compensation.

3. Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.

Please sign exactly as your name appears herein. Joint owners should each sign. If signing for estates, trusts or corporations, title or capacity should be stated. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR items

1, 2 and 3. Any proxy which is executed in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority. If any other matters properly come before the meeting the persons named in this proxy will vote in their discretion.

FOR AGAINST ABSTAIN

Signature [PLEASE SIGN WITHIN THE BOX]

Date

Signature (Joint Owners)

FOR WITHHOLD FOR ALL ALL ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Date

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders To Be Held on March 11, 2014

The Notice of Annual Meeting of Stockholders, the proxy statement and the Fiscal 2013 annual report to stockholders are available at www.proxyvote.com.

AMERICAN PACIFIC CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 11, 2014

The undersigned hereby appoints Dr. Joseph Carleone and Linda G. Ferguson, or either of them, with full power of substitution and revocation, the attorneys and proxies of the undersigned to attend and vote all shares of common stock of American Pacific

Corporation that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of

American Pacific Corporation, a Delaware corporation, to be held on March 11, 2014 at 11:00 a.m., local time, at the Las Vegas

Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada, and at any adjournments or postponements thereof, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 2014 annual meeting of Stockholders.

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE NOMINEES

FOR DIRECTORS IN PROPOSAL NO. 1; FOR THE ADOPTION OF THE RESOLUTION TO APPROVE THE COMPENSATION

FOR NEOs PROPOSED IN PROPOSAL NO. 2; AND, FOR RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP IN

PROPOSAL NO. 3, AND SHALL BE VOTED IN THEIR DISCRETION IN ACCORDANCE WITH THE DETERMINATION OF

THE PERSONS NAMED IN THIS PROXY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL

MEETING OF STOCKHOLDERS OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on other side)